                                                           File No. 2-67464
                                                           File No. 811-3015

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /


         Post-Effective Amendment No. 45                           / X /


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /
         Amendment No.

                                 ---------------
                            OHIO NATIONAL FUND, INC.
                           (Exact Name of Registrant)
                                One Financial Way
                              Montgomery, Ohio 45242
                     (Address of Principal Executive Office)
                            Area Code (513) 794-6316
                         (Registrant's Telephone Number)

                          Ronald L. Benedict, Secretary
                            Ohio National Fund, Inc.
                                One Financial Way
                             Montgomery, Ohio 45242
                     (Name and Address of Agent for Service)

                                   Notice to:
                           W. Randolph Thompson, Esq.
                                   Of Counsel
                              Jones & Blouch L.L.P.
                                 Suite 410-East
                       1025 Thomas Jefferson Street, N.W.
                             Washington, D.C. 20007
                                 ---------------

Approximate Date of Proposed Public Offering: as soon after the effective date of this amendment as is practicable.

It is proposed that this filing will become effective (check appropriate box):

        ___     immediately upon filing pursuant to paragraph (b)


        _X_     on May 1, 2003, pursuant to paragraph (b)


        ___     60 days after filing pursuant to paragraph (a)(1)


        ___     on (date) pursuant to paragraph (a)(1)


        ___     75 days after filing pursuant to paragraph (a)(2)

        ___     on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

        ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone 1-800-366-6654

Ohio National Fund, Inc. is a mutual fund with 18 separate investment portfolios. The Fund's investment adviser is Ohio National Investments, Inc. (the "Adviser"). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company, Ohio National Life Assurance Corporation (both referred to as "Ohio National Life") and National Security Life and Annuity Company ("National Security"). The separate accounts use Fund shares as the underlying investments for variable annuities and variable life insurance contracts issued by Ohio National Life and National Security. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

The Fund's portfolios are:

                                           SEE
                                           PAGE
                                           ----
EQUITY PORTFOLIO                             4
MONEY MARKET PORTFOLIO                       5
BOND PORTFOLIO                               6
OMNI PORTFOLIO                               8
INTERNATIONAL PORTFOLIO                      9
INTERNATIONAL SMALL COMPANY PORTFOLIO       10
CAPITAL APPRECIATION PORTFOLIO              11
DISCOVERY (FORMERLY CALLED SMALL CAP)
  PORTFOLIO                                 12
AGGRESSIVE GROWTH PORTFOLIO                 13
SMALL CAP GROWTH (FORMERLY CALLED CORE
  GROWTH) PORTFOLIO                         14


                                           SEE
                                           PAGE
                                           ----
MID CAP OPPORTUNITY (FORMERLY CALLED
  GROWTH & INCOME) PORTFOLIO                15
CAPITAL GROWTH PORTFOLIO                    16
S&P 500 INDEX(R) PORTFOLIO                  17
HIGH INCOME BOND PORTFOLIO                  18
BLUE CHIP PORTFOLIO                         20
NASDAQ-100(R) INDEX PORTFOLIO               21
BRISTOL PORTFOLIO                           22
BRYTON GROWTH PORTFOLIO                     23


--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND YOU NEED TO KNOW BEFORE YOU PURCHASE AN OHIO NATIONAL LIFE OR NATIONAL SECURITY VARIABLE CONTRACT. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                  MAY 1, 2003

                               TABLE OF CONTENTS


                                           PAGE
                                           ----
Investment Policies and Primary
  Risks................................       2
  Risks................................       3
Fund Fees and Expenses.................      23
Risks of Certain Investments...........      25
  Small Capitalization Companies.......      25
  Foreign Investments..................      25
  Convertible Securities...............      26
  Hedging Techniques...................      27
  Options..............................      27
  Futures, Options on Futures and
     Options on Indexes................      28
  Foreign Currency Hedging
     Transactions......................      29
  Lower-Rated Debt Securities..........      29
  S&P Lower Bond Ratings...............      30
  Special Situations...................      31
  Short Sales..........................      31
  Real Estate Securities...............      32
Other Investment Risks.................      32
  Repurchase Agreements................      33
  Warrants.............................      33



                                           PAGE
                                           ----
  Restricted and Illiquid Securities...      33
  Zero-Coupon and Pay-in-kind Debt
     Securities........................      34
  Reverse Repurchase Agreements........      34
  Leveraging (Borrowing for Investment
     Purposes).........................      34
  Securities Lending...................      35
  Initial Public Offerings.............      35
  Mixed and Shared Funding.............      35
Fund Management........................      36
  Investment Advisory Fees.............      36
  Management of Portfolios.............      37
  Subadvisory Fees.....................      42
  Selection of Subadvisers.............      42
Purchase and Redemption of Fund
  Shares...............................      43
Dividends, Distributions and Taxes.....      43
Financial Highlights of Ohio National
  Fund, Inc............................      44
Additional Information.................      55


                     INVESTMENT POLICIES AND PRIMARY RISKS

Each portfolio has its own investment objective which it seeks through its separate investment policies. The differences in objectives and policies among the portfolios affect the risks and returns of each portfolio. We can never be sure that any portfolio will meet its investment objectives.

The investment objectives of each portfolio discussed below and in the Statement of Additional Information may only be changed if approved by a majority vote of that portfolio's shareholders. Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio's policies. Those portfolios that invest "primarily" in a particular kind of securities will, under normal market conditions, invest at least 80% of their assets in that kind of securities.

The relatively high portfolio turnover rates for the International, International Small Company, Discovery, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Bristol and Bryton Growth portfolios result in correspondingly higher brokerage costs for these portfolios. The Statement of Additional Information provides a fuller description of the types of financial instruments in which the Money Market portfolio and certain other portfolios may invest. It also defines the debt ratings of nationally recognized statistical rating organizations. It also gives information about portfolio turnover rates for each portfolio.

RISKS

YOU COULD LOSE MONEY, OR HAVE LESS RETURN THAN THE MARKET IN GENERAL, IN ANY OF THE PORTFOLIOS. ALL OF THE PORTFOLIOS ARE SUBJECT TO THESE RISKS:

Market risk refers to how much a security's price is likely to change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price.

Financial risk refers to the ability of an issuer of a debt security, such as a bond, to pay principal and/or interest on that security when due. It also refers to the earnings stability and overall financial soundness of an issuer of an equity security.

Sector risk is the possibility that a certain group or category of securities may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a limited range of securities, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Additional significant risks affect each portfolio to the extent it might invest in certain kinds of securities. These include the following, which are further described later in the prospectus:


Small capitalization companies are variously defined to include all those publicly traded companies with a market capitalization of less than $2.5 billion, or having a market capitalization no greater than that of the smallest of the 1,000 largest publicly traded U.S. companies. Their stock prices tend to be more volatile than those of larger, better established companies and smaller companies are sometimes more subject to failure. See page 25.



Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. See page 25.



Convertible securities can be exchanged for or converted into a company's common stock. In addition to being subject to the risks of investing in stock, the value of these securities can be adversely affected by fixed income market forces such as rising interest rates. See page 26.



Hedging techniques use options, futures contracts and other derivative investments to attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance might also be diminished by the added cost of the derivative investments. See "Hedging Techniques," "Options," "Futures, Options on Futures and Options on Indexes," and "Foreign Currency Hedging Transactions" beginning on page 27.



Lower rated debt securities, sometimes called "junk bonds," are bonds rated below "investment grade." These securities have investment characteristics similar to common stock in that their values are sensitive to changes in the issuer's financial condition. Lower rated bond issuers are sometimes unable to pay interest and principal on time. See page 29.



Special situations arise when a portfolio manager believes that a development in a company or its market might have a significant favorable influence on the company's securities prices. If the development does not meet those expectations, the price of the company's securities could lag the overall market and reduce portfolio performance. See page 31.

Short sales occur when a portfolio sells a security it does not then own. While this can profit the portfolio if the price of the security declines before the delivery date, any increase in the security's price will likely result in a loss to the portfolio. See page 31.



Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates. See page 32.



Other investment risks that might be encountered by a portfolio are described beginning on page 32.


EQUITY PORTFOLIO

The objective of the Equity portfolio is long-term growth of capital. This portfolio invests primarily in common stocks or securities that may be converted into, or carry the right to buy, common stocks. It may also invest in preferred stocks, debt securities and readily marketable mortgage notes. This portfolio invests primarily in securities listed on national securities exchanges. From time to time it may also purchase securities traded in the over-the-counter market and foreign securities.

This portfolio is managed by Legg Mason Funds Management, Inc. ("Legg Mason") under a subadvisory agreement with the Adviser.

Legg Mason seeks long-term growth of capital using the "value" approach to investing. It purchases securities that appear to be under-priced and thus appear to offer above-average potential for capital appreciation. It then tends to hold those companies for a long time in order to reduce portfolio turnover and brokerage expenses.

Primary risks: This portfolio's primary risks are the market, financial and sector risks described above.

The following bar chart and table indicate the risks of investing in the Equity portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the Adviser managed this portfolio until August 1999.

[BAR CHART]

93                                                                               14.09
94                                                                                0.25
95                                                                               27.20
96                                                                               18.35
97                                                                               18.17
98                                                                                5.72
99                                                                               19.87
00                                                                               -6.64
01                                                                               -8.43
02                                                                              -18.74

During the period shown in the bar chart, the portfolio's highest return for a quarter was 19.07%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -19.67%. That was the quarter ended on September 30, 2001.

   AVERAGE ANNUAL TOTAL RETURNS       ONE      FIVE      TEN
      AS OF DECEMBER 31, 2002         YEAR     YEARS    YEARS
   ----------------------------      ------    -----    -----
Equity Portfolio                     -18.74%   -2.52%   6.00%
S&P 500 Index                        -22.09%   -0.58%   9.34%

MONEY MARKET PORTFOLIO

The objective of the Money Market portfolio is maximum current income consistent with preservation of principal and liquidity. This portfolio invests in high quality money market instruments, including:

- obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

- commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSRO's"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

- commercial paper, certificates of deposit, bankers' acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 5% limitation below;

- repurchase agreements with respect to any of these obligations;

- as to no more than 5% of the portfolio's assets, in commercial paper, certificates of deposit or bankers' acceptances receiving the second highest rating by any two NRSRO's (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than $1 million (or 1% of portfolio assets, if greater) may be invested in such securities of any one issuer; and

- up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. Generally, this portfolio holds its money market securities until maturity. They are then redeemed. The portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the portfolio's average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer's credit-worthiness.

Primary risks: The portfolio's rate of return varies as short-term interest rates vary. The rate of return will also be affected by other factors such as the portfolio's operating expenses and any sales of portfolio securities before they mature. Generally, investment in this portfolio involves less market and financial risk than an investment in any other portfolio of the Fund. However, it is possible to lose money in this portfolio.

An investment in the Money Market portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following bar chart and table indicate the risks of investing in the Money Market portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

93                                                                               2.74
94                                                                               4.00
95                                                                               5.62
96                                                                               5.17
97                                                                               5.37
98                                                                               5.39
99                                                                               5.02
00                                                                               6.34
01                                                                               3.78
02                                                                               1.37

During the period shown in the bar chart, the portfolio's highest return for a quarter was 1.64%. That was the quarter ended on September 30, 2000. The lowest return for a quarter was 0.36%. That was the quarter ended on March 31, 2002. The Money Market Portfolio's seven day yield ending December 31, 2002 was 0.78%.

        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 2002             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Money Market Portfolio                        1.37%   4.34%    4.44%

BOND PORTFOLIO

The objective of the Bond portfolio is a high level of income and opportunity for capital appreciation consistent with preservation of capital. Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased.

At least 80% of the portfolio's assets (other than cash and U.S. government securities) will be invested in:

- publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned within the four highest bond ratings by Moody's or Standard and Poor's ("S&P"); and

- corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

Up to 20% of the portfolio's assets may be invested in:

- securities having high potential for capital appreciation;

- preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and

- debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.

This portfolio does not invest in common stocks directly. It may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired by converting debt securities or exercising warrants acquired with debt securities.

This portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser's evaluation of current and anticipated market conditions.

Primary risks: The market values of debt instruments vary depending upon their respective yields. Therefore, the portfolio's net asset value per share changes from time to time as the general level of interest rates changes. Consequently, an investment in this portfolio involves substantial market risk, but should involve less financial risk than an investment in any of the portfolios that invest primarily in common stocks.

The following bar chart and table indicate the risks of investing in the Bond portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

93                                                                               10.69
94                                                                               -3.84
95                                                                               18.90
96                                                                                3.71
97                                                                                9.28
98                                                                                5.22
99                                                                                0.58
00                                                                                5.86
01                                                                                8.41
02                                                                                8.66

During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.68%. That was the quarter ended on June 30, 1995. The lowest return for a quarter was -3.46%. That was the quarter ended on March 31, 1994.


        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 2002             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Bond Portfolio                                8.66%   5.70%    6.59%
Merrill Lynch Corporate Bond Index, 1-10
  Years                                       9.83%   7.26%    7.91%

OMNI PORTFOLIO

The objective of the Omni portfolio is a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation.

The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the portfolio may not be invested in all three of the market sectors.

The portfolio's principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. The stock sector is managed by Suffolk Capital Management, LLC ("Suffolk") under a subadvisory agreement with the Adviser. Within the stock sector, Suffolk seeks long-term growth of capital. Current income is a secondary goal for the stock sector. Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

Primary risks: Investment in this portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds.

The following bar chart and table indicate the risks of investing in the Omni portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

93                                                                               12.85
94                                                                               -0.53
95                                                                               22.75
96                                                                               15.54
97                                                                               18.15
98                                                                                4.53
99                                                                               11.36
00                                                                              -14.85
01                                                                              -13.07
02                                                                              -22.77


During the period shown in the bar chart, the portfolio's highest return for a quarter was 10.78%. That was the quarter ended on June 30, 1997. The lowest return for a quarter was -14.02%. That was the quarter ended on September 30, 2002.



      AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      TEN
        AS OF DECEMBER 31, 2002            YEAR     YEARS    YEARS
      ----------------------------        ------    -----    -----
Omni Portfolio                            -22.77%   -7.82%    2.27%
70% S&P 500 Index/30% Merrill Lynch
  Corporate Master Bond Index             -12.99%    3.58%   13.20%

INTERNATIONAL PORTFOLIO

The objective of the International portfolio is total return on assets by investing primarily in equity securities of foreign companies. A substantial part of the portfolio's assets are stocks of established companies in economically developed countries. Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in depository receipts. It may invest in investment grade fixed-income securities and foreign government securities. It may enter into forward commitments and foreign currency transactions. It may maintain reserves in foreign or U.S. money market instruments. This portfolio is managed by Federated Global Investment Management Corp. ("Federated Global") under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

This portfolio enables you to diversify your investment by participating in developed foreign economies and markets. If you also invest in domestic portfolios, the International portfolio may reduce the overall volatility of your investments because foreign countries often have business cycles, economic policies and securities markets that do not move in harmony with those in the United States.

Primary risks: In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments described following these brief summaries of each portfolio's investment policies. Those risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

The following bar chart and table indicate the risks of investing in the International portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS SOCIETE GENERALE ASSET MANAGEMENT CORP. UNTIL THE END OF 1998.

[BAR CHART]

94                                                                                8.07
95                                                                               12.10
96                                                                               14.48
97                                                                                2.11
98                                                                                3.88
99                                                                               67.40
00                                                                              -22.20
01                                                                              -29.57
02                                                                              -20.64

During the period shown in the bar chart, the portfolio's highest return for a quarter was 57.21%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -20.68%. That was the quarter ended on September 30, 2002.

     AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      SINCE
        AS OF DECEMBER 31, 2002           YEAR     YEARS    5/3/93
     ----------------------------        ------    -----    -------
International Portfolio                  -20.64%   -5.44%     3.06%
Morgan Stanley Capital International
  Europe, Australia, Far East Index      -17.50%   -4.32%     2.26%

INTERNATIONAL SMALL COMPANY PORTFOLIO

The objective of the International Small Company portfolio is long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less. Any income received from investments is incidental. The portfolio invests in companies located throughout the world, in both developed economies and emerging markets. Investments will also include interests in entities such as limited partnerships, limited liability companies and business trusts. These foreign entities often issue securities comparable to common or preferred stock. This portfolio is managed by Federated Global under a subadvisory agreement with the Adviser.

Investments in foreign small companies enable you to further diversify the investments you have in foreign markets. Price changes of small companies do not always follow those of larger companies.

Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of larger companies. This is especially true in the short term. Foreign investment risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments and Small Capitalization Companies described following these brief summaries of each portfolio's investment policies.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

The following bar chart and table indicate the risks of investing in the International Small Company portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was Societe Generale Asset Management Corp. until the end of 1998. In 1999, the portfolio's investment policies were substantially changed and its name was changed from the "Global Contrarian" portfolio.

[BAR CHART]

96                                                                               12.09
97                                                                               11.67
98                                                                                3.53
99                                                                              108.51
00                                                                              -30.27
01                                                                              -29.28
02                                                                              -15.00

During the period shown in the bar chart, the portfolio's highest return for a quarter was 46.35%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -21.95%. That was the quarter ended on September 30, 2001.

   AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE      SINCE
     AS OF DECEMBER 31, 2002         YEAR     YEARS    3/31/95
   ----------------------------     ------    -----    -------
International Small Company
  Portfolio                         -15.00%   -1.98%    2.74%
Morgan Stanley Capital
  International World ex-U.S.
  Small Cap Index                    -9.11%     N/A      N/A

The Morgan Stanley Capital International World ex-U.S. Small Cap Index was established January 12, 1998.

CAPITAL APPRECIATION PORTFOLIO

The objective of the Capital Appreciation portfolio is to seek long-term growth of capital. This portfolio is managed by Jennison Associates LLC ("Jennison") under a subadvisory agreement with the Adviser.

This portfolio invests primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. Jennison seeks companies having an attractive trade-off between good earnings, growth prospects and low valuation characteristics.

The portfolio's focus is on mid-sized and large companies with two distinct characteristics:

        (1) Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of -

           - corporate restructuring

           - new product development

           - industry cycle turns

           - management's increased focus on shareholder value and/or

        (2) Companies currently delivering good growth characteristics but which are, in Jennison's view, under-priced by the market because of --

           - short-term earnings disappointments relative to the market's expectations and/or

           - market uncertainty that the company can sustain its current earnings growth.

Primary risks: In addition to market risk, described above, a particular risk of this portfolio's approach is that some stocks that Jennison perceives to be under-valued by the market may not sufficiently appreciate in price during the time those stocks are held by the portfolio.

The following bar chart and table indicate the risks of investing in the Capital Appreciation portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS T. ROWE PRICE ASSOCIATES, INC. UNTIL THE END OF 1999.

[BAR CHART]

95                                                                               20.9
96                                                                               15.75
97                                                                               15.19
98                                                                                5.91
99                                                                                6.46
00                                                                               31.50
01                                                                                9.69
02                                                                              -20.15

During the period shown in the bar chart, the portfolio's highest return for a quarter was 13.39%. That was the quarter ended on September 30, 2000. The lowest return for a quarter was -18.19%. That was the quarter ended on September 30, 2002.

    AVERAGE ANNUAL TOTAL RETURNS       ONE     FIVE    SINCE
      AS OF DECEMBER 31, 2002          YEAR    YEARS   5/1/94
    ----------------------------      ------   -----   ------
Capital Appreciation Portfolio        -20.15%   5.37%   9.64%
S&P 500 Index                         -22.09%  -0.58%   9.96%

DISCOVERY PORTFOLIO

Until May 1, 2002, the name of this portfolio was Small Cap portfolio. The objective of the Discovery portfolio is maximum capital growth. The portfolio invests primarily in the common stocks of small and medium sized companies. Under normal market conditions, at least 65% of the portfolio's assets are invested in common stocks of small-capitalization companies. However it may also invest in larger companies if they appear to present better prospects for capital growth. This portfolio may invest up to 30% of its assets in foreign securities. This portfolio is managed by Founders Asset Management LLC ("Founders") under a subadvisory agreement with the Adviser.

Investments in both this portfolio and one or more portfolios investing primarily in larger companies enable you to diversify your investments. Price changes of small companies do not always follow those of larger companies.

Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of large companies. This is especially true in the short term. The portfolio may invest in foreign securities or initial public offerings. The special risks of investing in Small Capitalization Companies, Foreign Investments and Initial Public Offerings are described following these brief summaries of each portfolio's investment policies. The Discovery portfolio may also be susceptible to sector risk (as described on page
3) from time to time because its investments might be concentrated within a limited number of industries or categories of securities.


The following bar chart and table indicate the risks of investing in the Discovery portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

95                                                                               31.15
96                                                                               17.71
97                                                                                8.47
98                                                                               10.57
99                                                                              106.46
00                                                                              -11.22
01                                                                              -18.36
02                                                                              -32.74

During the period shown in the bar chart, the portfolio's highest return for a quarter was 44.53%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -27.98%. That was the quarter ended on September 30, 1998.

   AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE     SINCE
     AS OF DECEMBER 31, 2002         YEAR     YEARS    5/1/94
   ----------------------------     ------    -----    ------
Discovery Portfolio                 -32.74%    2.16%   10.05%
Russell 2000 Growth Index           -30.27%   -6.59%    2.02%

AGGRESSIVE GROWTH PORTFOLIO

The objective of the Aggressive Growth portfolio is long-term capital growth. The portfolio invests in a variety of securities that the subadviser believes have attractive growth opportunities. The portfolio normally emphasizes equity securities selected for their growth potential. However, it may invest in any type of security that the subadviser believes has the potential for capital appreciation. The portfolio may invest most or all of its assets in common stocks, preferred stocks, securities that are convertible into common or preferred stocks, and warrants. At times, the portfolio may have a substantial exposure to foreign securities. The portfolio may also invest up to 35% of its assets in non-investment grade bonds (known as junk bonds). The portfolio may also invest in options, futures, forwards or other types of derivatives for hedging purposes or to seek to enhance total return, or in special situations. This portfolio is managed by Janus Capital Management LLC ("Janus") under a subadvisory agreement with the Adviser.

Janus generally uses a "bottom up" approach in selecting investments for the portfolio. Janus seeks to identify individual companies with earnings growth potential that may not yet be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of business activities or other similar selection criteria. Janus does not try to allocate foreign investments among particular countries or geographic regions. Realization of income is not a significant consideration in choosing the portfolio's investments.

Primary risks: The portfolio's main risk is that the value of its investments might decrease in response to the activities of individual companies or in response to general market and/or economic conditions. The special risks of investing in Small Capitalization Companies, Foreign Investments, Options, Futures and Options on Futures, Lower-Rated Debt Securities, and Special Situations are described following these brief summaries of each portfolio's investment policies. The Aggressive Growth portfolio may be susceptible to sector risk (as described on page 3) from time to time.

The following bar chart and table indicate the risks of investing in the Aggressive Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS STRONG CAPITAL MANAGEMENT, INC. UNTIL THE END OF 1999.

[BAR CHART]

96                                                                                0.76
97                                                                               12.53
98                                                                                7.84
99                                                                                5.76
00                                                                              -27.31
01                                                                              -31.82
02                                                                              -27.90

During the period shown in the bar chart, the portfolio's highest return for a quarter was 26.19%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -26.31%. That was the quarter ended on March 31, 2001.

  AVERAGE ANNUAL TOTAL RETURNS     ONE       FIVE      SINCE
    AS OF DECEMBER 31, 2002        YEAR     YEARS     3/31/95
  ----------------------------    ------    ------    -------
Aggressive Growth Portfolio       -27.90%   -16.44%    -6.66%
S&P 500 Index                     -22.09%    -0.58%     9.02%

SMALL CAP GROWTH PORTFOLIO


The objective of the Small Cap Growth portfolio is long-term capital appreciation. The portfolio invests at least 80% of its assets in stocks of Small Capitalization Companies as defined on page 25. This portfolio is managed by UBS Global Asset Management (New York), Inc. ("UBS Global") under a subadvisory agreement with the Adviser.


This portfolio seeks to invest in companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits. In the overall small capitalization universe, UBS Global targets companies with earnings growth in the top 40%. The portfolio may also invest in securities of emerging growth companies. These are companies that UBS Global expects to experience above-average earnings or cash-flow growth or meaningful changes in underlying asset values.

Primary risks: This portfolio's investments in small capitalization companies may experience greater price volatility than portfolios investing primarily in larger, more established companies. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. If you consider investing in this portfolio, you need to maintain a long-term investment perspective because the companies in which this portfolio invests will experience stock price volatility. This portfolio may also be susceptible to sector risk (as described on page 3) from time to time.

The following bar chart and table indicate the risks of investing in the Small Cap Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT, PRIOR TO NOVEMBER 1, 2002, THIS PORTFOLIO WAS CALLED THE "CORE GROWTH" PORTFOLIO AND ITS SUBADVISER WAS PILGRIM BAXTER & ASSOCIATES, LTD.

[BAR CHART]

97                                                                               -3.08
98                                                                                8.82
99                                                                              104.95
00                                                                              -16.87
01                                                                              -39.50
02                                                                              -29.07

During the period shown in the bar chart, the portfolio's highest return for a quarter was 56.29%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -39.50%. That was the quarter ended on March 31, 2001.

   AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE     SINCE
     AS OF DECEMBER 31, 2002         YEAR     YEARS    1/3/97
   ----------------------------     ------    -----    ------
Small Cap Growth Portfolio          -29.07%   -4.49%   -4.26%
Russell 3000 Index                  -21.52%   -1.61%   -0.72%

MID CAP OPPORTUNITY PORTFOLIO


The objective of the Mid Cap Opportunity portfolio is long-term total return. The portfolio invests at least 80% of its assets in equity and debt securities, focusing on small-and mid-cap companies that offer the potential for capital appreciation, current income, or both. Although the portfolio focuses on companies with market capitalizations ranging between $1.5 billion and $16 billion, it may invest in larger or smaller companies. Until May 1, 2003, this portfolio was called the Growth & Income portfolio. This portfolio is managed by RS Investment Management, L.P. ("RSIM") under a subadvisory agreement with the Adviser.



The portfolio normally invests the majority of its assets in common stocks, convertible securities, bonds, and notes. The portfolio may engage in short sales of securities expected to decline in price.


Primary risks: Mid-cap companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. To a large extent the same risk factors apply to investments in mid-cap companies.

The following bar chart and table indicate the risks of investing in the Mid Cap Opportunity portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

97                                                                               36.58
98                                                                                7.09
99                                                                               62.25
00                                                                               -8.29
01                                                                              -12.84
02                                                                              -25.60

During the period shown in the bar chart, the portfolio's highest return for a quarter was 40.44%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -26.86%. That was the quarter ended on September 30, 2001.


 AVERAGE ANNUAL TOTAL RETURNS     ONE                 SINCE
    AS OF DECEMBER 31, 2002       YEAR     5 YEARS    1/3/97
 ----------------------------    ------    -------    ------
Mid Cap Opportunity Portfolio    -25.60%     0.62%     5.88%
Russell Midcap Growth Index      -27.63%    10.26%    -1.82%


CAPITAL GROWTH PORTFOLIO

The objective of the Capital Growth portfolio is capital appreciation. It is managed by RSIM under a subadvisory agreement with the Adviser. It invests primarily in an actively managed portfolio of equity securities (principally common stocks) of small cap and mid cap growth companies. These are companies that, in RSIM's opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. In evaluating potential investments, RSIM may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity and/or the financial condition of the company.

Primary risks: Investments in small and mid-size companies may present greater risks than investments in large companies. The stock prices of small and mid-size companies tend to be more volatile and the companies are more subject to failure. Up to 30% of this portfolio's assets may be invested in foreign securities. The special risks of Foreign Investments and Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. The Capital Growth portfolio may also be susceptible to sector risk (as described on page 3) from time to time.

The following bar chart and table indicate the risks of investing in the Capital Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

99                                                                              202.38
00                                                                              -26.01
01                                                                              -14.46
02                                                                              -42.06

During the period shown in the bar chart, the portfolio's highest return for a quarter was 62.90%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -30.46%. That was the quarter ended on September 30, 2001.

          AVERAGE ANNUAL TOTAL RETURNS             ONE      SINCE
            AS OF DECEMBER 31, 2002                YEAR     5/1/98
          ----------------------------            ------    ------
Capital Growth Portfolio                          -42.06%    3.22%
Russell 2000 Growth Index                         -30.27%   -9.37%

S&P 500 INDEX PORTFOLIO

The objective of the S&P 500 Index portfolio is total return approximating that of the Standard & Poor's 500 Index ("S&P 500"(R)) including reinvestment of dividends, at a risk level consistent with that of the S&P 500. It seeks this objective by investing primarily in:

- common stocks and other securities that may or may not be included among the 500 stocks in the S&P 500, and/or

- S&P 500 stock index futures contracts hedged by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment-grade corporate bonds and money market instruments.

This strategy is intended to replicate the performance of the S&P 500. However, portfolio expenses reduce the portfolio's ability to exactly track the S&P 500. There can be no assurance that the portfolio's investments will have the desired effect.

The value of S&P 500 stock index futures contracts is tied directly to the fluctuations of the S&P 500. The portfolio's ability to use futures contracts as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500 obligates the portfolio to hedge its position by delivering a specific dollar amount equal to the difference between the value of the S&P 500 at the time the contract was made and the closing of the contract. The futures contracts can result in a high degree of leverage so that a relatively small decline in the S&P 500 could result in a substantial loss to the portfolio, including part or all of the margin deposits required on the contracts. The portfolio seeks to offset that risk by maintaining its investments in U.S. government obligations, investment-grade corporate bonds and money market instruments. The income from these investments tends to offset the costs of the futures contracts.

Primary risks: The risks involved with Hedging Techniques are described following these brief summaries of each portfolio's investment policies. This portfolio is subject to significant sector risk.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the S&P 500 Index portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio. The Statement of Additional Information contains more information about the S&P 500 Index.

The following bar chart and table indicate the risks of investing in the S&P 500 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

97                                                                               31.75
98                                                                               30.00
99                                                                               25.63
00                                                                               -9.65
01                                                                              -13.34
02                                                                              -22.63

During the period shown in the bar chart, the portfolio's highest return for a quarter was 22.27%. That was the quarter ended on December 31, 1998 The lowest return for a quarter was -17.32%. That was the quarter ended on September 30, 2002.

   AVERAGE ANNUAL TOTAL RETURNS      ONE                 SINCE
     AS OF DECEMBER 31, 2002         YEAR    5 YEARS    1/3/97
   ----------------------------     ------   -------    -------
S&P 500 Index Portfolio             -22.63%   -0.21%     4.52%
S&P 500 Index                       -22.09%   -0.58%     4.40%

HIGH INCOME BOND PORTFOLIO


The objective of the High Income Bond portfolio is high current income. The portfolio invests at least 80% of its assets in lower rated (BBB or lower) corporate debt obligations commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of high current income. Normally, the portfolio will not invest more than 10% of its assets in equity securities. Lower rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. You should carefully assess the risks associated with this portfolio before investing.

This portfolio is managed by Federated Investment Counseling ("Federated Investment") under a subadvisory agreement with the Adviser.

Low-rated debt securities have higher yields because of their greater uncertainty of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds offering superior potential returns for the financial risk assumed. Federated Investment's analysis focuses on the issuer's financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the portfolio invests include preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the portfolio may invest. These lower rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing highly rated bonds.

The portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference on the issuer's balance sheet. The portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The portfolio may also invest in real estate investment trusts.

Primary risks: The special risks of investing in Lower Rated Debt Securities, Convertible Securities and Real Estate Securities are described following these brief summaries of each portfolio's investment policies. There is a relatively higher risk that an issuer of low rated bonds will default by failing to pay interest or principal when due. If that happens, the portfolio loses money. Low-grade bonds are usually uncollateralized and they are subordinate to the issuer's other outstanding debt.

The following bar chart and table indicate the risks of investing in the High Income Bond portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

99                                                                                1.95
00                                                                               -7.10
01                                                                                4.27
02                                                                                3.98

During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.50%. That was the quarter ended on December 31, 2001. The lowest return for a quarter was -4.96%. That was the quarter ended on December 31, 2000.

           AVERAGE ANNUAL TOTAL RETURNS             ONE     SINCE
             AS OF DECEMBER 31, 2002                YEAR    5/1/98
           ----------------------------             ----    ------
High Income Bond Portfolio                          3.98%    0.54%
Lehman Brothers High Yield Index                    1.41%   -0.38%

BLUE CHIP PORTFOLIO

The objective of the Blue Chip portfolio is growth of capital and income by investing primarily in securities of high quality companies. The portfolio is managed by Federated Investment under a subadvisory agreement with the Adviser.

Federated Investment selects investments for this portfolio principally on the basis of fundamental research techniques and standards with emphasis on earning power, financial condition and valuation. The companies are among the leaders in their industries in sales, earnings, and/or market capitalization.

Federated Investment performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment uses the "value" style of investing. It selects securities that are trading at low valuation in relation to their historic market prices and projected growth. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth attributes.

The portfolio invests in common stocks, preferred stocks, corporate debt obligations, convertible securities, warrants, American depository receipts and foreign securities. Corporate debt obligations will be rated Baa or better by Moody's, or BBB or better by S&P or Fitch, or if not rated, will be determined by Federated Investment to be of comparable quality. If a security loses its rating or has its rating reduced after the portfolio has purchased it, Federated Investment does not need to drop the security from the portfolio, but that will be considered. Bonds rated Baa, BBB or better are considered investment grade. Those rated below that have some speculative characteristics.

Primary risks: This portfolio's primary risks are market risk and sector risk, described on pages 2 and 3.

The following bar chart and table indicate the risks of investing in the Blue Chip portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

99                                                                                5.86
00                                                                                1.08
01                                                                               -4.23
02                                                                              -19.43

During the period shown in the bar chart, the portfolio's highest return for a quarter was 9.68%. That was the quarter ended on June 30, 1999. The lowest return for a quarter was -18.73%. That was the quarter ended on September 30, 2002.

          AVERAGE ANNUAL TOTAL RETURNS             ONE      SINCE
            AS OF DECEMBER 31, 2002                YEAR     5/1/98
          ----------------------------            ------    ------
Blue Chip Portfolio                               -19.43%   -3.52%
S&P 500 Index                                     -22.09%   -3.58%

NASDAQ-100 INDEX PORTFOLIO

The objective of the Nasdaq-100 Index portfolio is long-term growth of capital. The portfolio invests primarily in stocks that are included in the Nasdaq-100(R) Index. It may also invest in other securities whose performance is expected to correlate to that of the Nasdaq-100 Index, including "Qubes." Qubes are derivatives issued by the Nasdaq-100 Trust.

The portfolio does not attempt to hold all of the stocks represented in the Nasdaq-100 Index. The Index is a modified capitalization-weighted index. That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the portfolio can replicate the Index without owning all 100 stocks. It is the Adviser's policy generally to not invest more than 20% of the portfolio's assets in the stock and other securities of any single issuer, even if that issuer represents more than 20% of the Index.

The Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Adviser has licensed these marks for the portfolio's use. Nasdaq has not passed on the portfolio's legality or suitability. Nasdaq does not sponsor, endorse, sell or promote the portfolio. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Primary risks: Unlike the other portfolios, THE NASDAQ-100 INDEX PORTFOLIO IS A NON-DIVERSIFIED FUND. This portfolio is not limited by the diversification standards that restrict the other portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq-100 Index each comprise substantially more than 5% of the market value of the Index. The diversification standards of the other portfolios also prevent them from investing more than 25% of their assets in any one industry. The Nasdaq-100 Index is predominated by issuers in the technology sector. Thus, the Nasdaq-100 Index portfolio is susceptible to sector risk (as described on page 3). Although the Nasdaq market in general consists of smaller companies, the Nasdaq-100 is a market capitalization-weighted index dominated by large-cap and mid-cap companies. Most of those companies currently have market capitalizations greater than $2.5 billion.


The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down. For this reason, investors should consider limiting their investments in this portfolio.

The following bar chart and table indicate the risks of investing in the Nasdaq-100 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

[BAR CHART]

01                                                                              -32.68
02                                                                              -37.32

During the period shown in the bar chart, the portfolio's highest return for a quarter was 33.97%. That was the quarter ended on December 31, 2001. The lowest return for a quarter was -35.33%. That was the quarter ended on September 30, 2001.

       AVERAGE ANNUAL TOTAL RETURNS           ONE          SINCE
          AS OF DECEMBER 31, 2002             YEAR         5/1/00
       ----------------------------          ------        ------
Nasdaq-100 Index Portfolio                   -37.32%       -39.91%
Nasdaq-100 Index                             -37.52%       -32.08%

BRISTOL PORTFOLIO

The objective of the Bristol portfolio is long-term growth of capital. The portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller companies and in foreign companies.

This portfolio is managed by Suffolk Capital Management, LLC ("Suffolk") under a subadvisory agreement with the Adviser. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser's parent, and it also owns 81% of the voting securities of Suffolk.


Suffolk's investment approach is based on the premise that most stocks are priced efficiently, reflecting the market's expectations of growth and perceptions of risk. Suffolk's principals analyze companies' revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock's expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tend to have a blend of growth and value characteristics.

Primary risks: This portfolio's primary risks are the market and sector risks as described on pages 2 and 3.

This portfolio began its operations in May 2002. No performance history is presented because the portfolio has not had a full calendar year of operations.

BRYTON GROWTH PORTFOLIO

The objective of the Bryton Growth portfolio is long-term growth of capital. The portfolio invests primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

This portfolio is managed by Suffolk under a subadvisory agreement with the Adviser.


Suffolk's investment approach is based on the premise that most stocks are priced efficiently, reflecting the market's expectations of growth and perceptions of risk. Suffolk's principals analyze companies' revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock's expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tend to have a growth orientation.


Primary risks: Generally, the prices of smaller company securities tend to be more volatile and present more risk than those of larger companies. This is especially true in the short term. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.

This portfolio began its operations in May 2002. No performance history is presented because the portfolio has not had a full calendar year of operations.

                             FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES (fees paid directly from your account): NOT APPLICABLE.


The Fund has no sales charges, redemption fees, exchange fees or account fees. Those kinds of fees may be charged in connection with variable annuities and variable life insurance policies issued by Ohio National Life and National Security. Read your variable contract prospectus for a description of its fees and expenses.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                      TOTAL FUND
                                                                                       EXPENSES
                                                                                       WITHOUT
                                                              MANAGEMENT    OTHER     WAIVERS OR
PORTFOLIO                                                        FEES      EXPENSES   REDUCTIONS*
---------                                                     ----------   --------   -----------
Equity......................................................     0.80%       0.15%       0.95%
Money Market................................................     0.28%       0.17%       0.45%
Bond........................................................     0.60%       0.15%       0.75%
Omni........................................................     0.60%       0.17%       0.77%
International...............................................     0.90%       0.30%       1.20%
International Small Company.................................     1.00%       0.56%       1.56%
Capital Appreciation........................................     0.80%       0.17%       0.97%
Discovery...................................................     0.80%       0.16%       0.96%
Aggressive Growth...........................................     0.80%       0.26%       1.06%
Small Cap Growth............................................     0.95%       0.26%       1.21%
Mid Cap Opportunity.........................................     0.85%       0.17%       1.02%
Capital Growth..............................................     0.90%       0.21%       1.11%
S&P 500 Index...............................................     0.38%       0.17%       0.55%
High Income Bond............................................     0.75%       0.34%       1.09%
Blue Chip...................................................     0.90%       0.27%       1.17%
Nasdaq-100 Index............................................     0.75%       0.33%       1.08%
Bristol.....................................................     0.80%       0.91%       1.71%
Bryton Growth...............................................     0.85%       0.92%       1.77%


The Fund has no distribution (12b-1) or service fees.
---------------


*The Adviser is waiving part of its management fee in order to reduce the total fund expenses of the Money Market, International and Nasdaq-100 Index portfolios. The Adviser could reduce or eliminate those fee waivers at any time. The effect of those voluntary fee waivers in 2002 was to reduce the total fund expenses to 0.40% for the Money Market portfolio, 1.15% for the International portfolio and 0.68% for the Nasdaq-100 Index portfolio. The Adviser is contractually obligated to reimburse portfolios for certain excess operating expenses. In 2002, those reimbursements reduced the total fund expenses of the High Income Bond portfolio to 1.06%, the Bristol portfolio to 1.59% and the Bryton Growth portfolio to 1.56%.


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING YOUR VARIABLE CONTRACT ASSETS IN THE FUND WITH THE COST OF INVESTING THEM IN OTHER MUTUAL FUNDS.


THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. THE COSTS INDICATED BELOW DO NOT REFLECT THE ADDITIONAL EXPENSES OF VARIABLE CONTRACTS. THESE COSTS WOULD BE

HIGHER IF VARIABLE CONTRACT CHARGES WERE ADDED. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THOSE ASSUMPTIONS, YOUR COSTS WOULD BE:



PORTFOLIO                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                                     ------   -------   -------   --------
Equity......................................................   $ 97     $303      $525      $1,166
Money Market................................................     46      144       252         567
Bond........................................................     77      240       417         930
Omni........................................................     79      246       428         954
International...............................................    122      381       660       1,455
International Small Company.................................    159      493       850       1,856
Capital Appreciation........................................     99      309       536       1,190
Discovery...................................................     98      306       531       1,178
Aggressive Growth...........................................    108      337       585       1,294
Small Cap Growth............................................    123      384       665       1,466
Mid Cap Opportunity.........................................    104      325       563       1,248
Capital Growth..............................................    113      353       612       1,352
S&P 500 Index...............................................     56      176       307         689
High Income Bond............................................    111      347       601       1,329
Blue Chip...................................................    119      372       644       1,420
Nasdaq-100 Index............................................    110      343       595       1,317
Bristol.....................................................    174      539       928       2,019
Bryton Growth...............................................    180      557       959       2,084


                          RISKS OF CERTAIN INVESTMENTS

The kinds of investments described on the following pages can be made by most of the portfolios. These risk considerations and others are further explained in the Statement of Additional Information.

SMALL CAPITALIZATION COMPANIES

Small capitalization companies are variously defined to include all those publicly traded companies with a market capitalization of less than $2.5 billion, or having a market capitalization no greater than that of the 1,000 largest publicly traded U.S. companies. (Market capitalization is the number of shares outstanding for a company multiplied times the price per share.) These companies are often still in their developing stage. Small companies are often selected for investment in a portfolio because the Adviser or subadivser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Small companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have limited product lines, markets and financial resources. Their management often depends on one or a few key people. Their securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Small company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a portfolio to buy or sell significant amounts of a small company's shares, or those transactions might impact the shares' market prices unfavorably.

All of the portfolios except Money Market and Blue Chip can invest in small companies. The International Small Company, Discovery, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth and Bryton Growth portfolios may concentrate their investments in these securities.

FOREIGN INVESTMENTS

Foreign securities are securities of issuers based outside the United States. These include issuers:

- that are organized under the laws of, or have a principal office in, another country; or

- having the principal trading market for their securities in another country;
  or

- deriving, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

- changes in currency rates

- currency exchange control regulations

- seizure or nationalization of companies

- political or economic instability

- unforeseen taxes

- difficulty of obtaining or interpreting financial information under foreign accounting standards

- trading in markets that are less efficient than in the U.S.

- lack of information regarding securities issuers

- imposition of legal restraints affecting investments

- reversion to closed markets or controlled economies

- national economies based on a few industries or dependent on revenue from certain commodities

- local economies and/or markets vulnerable to global conditions

- volatile inflation rates and debt burdens

- less regulatory protection.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed counties.

In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a portfolio's shareholders cannot redeem shares.

All of the portfolios can invest in foreign securities, although foreign securities purchased by the Money Market portfolio must be denominated in U.S. dollars and held in custody in the United States. The International and International Small Company portfolios may be invested entirely in foreign securities.

CONVERTIBLE SECURITIES

Convertible securities can be exchanged for or converted into common stock. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer's common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called "investment value." The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

All of the portfolios other than the Money Market portfolio can purchase convertible securities without regard to their rating. Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

HEDGING TECHNIQUES

Each portfolio (other than the Money Market portfolio) may, primarily for hedging purposes, buy and sell various kinds of put and call options, financial futures contracts, index futures contracts, forward foreign currency contracts, foreign currency options and foreign currency futures contracts. The use for hedging purposes of options and futures contracts on securities and foreign currencies involves certain risks. These include:

- whether the Adviser or subadviser can predict correctly the direction of changes in stock prices, interest rates, currency prices and other economic factors,

- whether there is enough market liquidity to permit a portfolio to close out positions taken, and

- whether price changes in portfolio securities subject to a hedge follow price changes in securities or currencies underlying options and futures contracts.

None of these can be assured. A more complete discussion of the risks involved with hedging techniques is contained in the Statement of Additional Information.

OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, a portfolio may write call options when the Adviser or subadviser believes that the option premium will yield a greater return to the portfolio than might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for that option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price, less the premium paid for the option, the portfolio will exercise the option. This will reduce the loss the portfolio would have otherwise suffered. Therefore, a portfolio may purchase put options when the Adviser or subadviser believes that the market price of the underlying security is more likely to decrease than increase or as a hedge against a decrease in the price of a security held by the portfolio.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. Then, besides continuing to be subject to the margin requirements, the portfolio would have a gain or loss to the extent that the price change in the securities subject to the hedge differed from the position. To limit this risk, a portfolio will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be partly due to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of the portfolio's assets would not be offset by a change in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. There is no such limit when a portfolio enters into a futures contract. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index is not more than the premium paid for the option.

The success of a hedge depends upon the Adviser's or subadviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, the portfolio could suffer a loss and it would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price change in a futures contract may result in an immediate big gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day. It does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices sometimes move to the daily limit for several consecutive trading days with little or no trading. When this happens, futures cannot be liquidated promptly and some futures traders have big losses.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract's delivery date arrives, the portfolio may either deliver of the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver. Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

LOWER-RATED DEBT SECURITIES

Certain portfolios may purchase lower-rated debt securities, sometimes referred to as "junk bonds." These are rated BB or lower by S&P or Fitch, or Ba or lower by Moody's). As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information. Only the High Income Bond portfolio invests more than 35% of its assets in junk bonds. The Capital Appreciation, Aggressive Growth and Equity Income portfolios may invest more than 10% of their assets in these securities.

When bonds have lower ratings it is more likely that adverse changes in the issuer's financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer's ability to pay the bond's interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond's values more volatile and it could limit the portfolio's ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody's, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security's market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio's net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio's investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a "leveraged buy-out" transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer's financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio's net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer's obligations on such securities. This might increase the portfolio's operating expenses and adversely affect the portfolio's net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for low rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A portfolio may hold securities that give the issuer the option to "call," or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P LOWER BOND RATINGS

Debt rated "BB," "B," "CC," and "C," is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI The rating "CI" is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "BB" to "CCC" may be modified by adding a plus (+) or minus (-) to show relative standing within the major rating categories.

SPECIAL SITUATIONS

Portfolios may invest in special situations. These arise when the portfolio manager believes the securities of a particular issuer are likely to appreciate in value because of a development that will give the issuer an advantage over its competitors. Developments creating a special situation might include a new product or new process, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply of and demand for the security. The portfolio's performance could suffer if the anticipated development in a special situation investment does not occur or if it does not attract the expected attention of later investors.

SHORT SALES

The Aggressive Growth, High Income Bond and Blue Chip portfolios may engage in short sales. In these transactions, the portfolio sells a security it does not own because the subadviser expects the market value of that security to decline. To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio then has to replace the borrowed security by purchasing it at the current market price. The price may then be more or less than the price at which the portfolio sold the security. Until the security is replaced, the portfolio has to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. The portfolio also may have to pay a premium to borrow the security. This increases the cost of the security sold. The broker keeps the proceeds of the short sale to the extent necessary to meet margin requirements until the portfolio closes its short position.

The frequency of short sales that the portfolios engage in varies under different market conditions. No securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed 25% of the value of a portfolio's net assets. This is a nonfundamental operating policy and it may be changed without shareholder approval.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Conversely, a portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what you would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale.

REAL ESTATE SECURITIES

The High Income Bond portfolio may have significant amounts of real estate investments at times. The real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT's often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

- possible declines in the value of real estate;

- possible lack of availability of mortgage funds;

- extended vacancies of properties;

- risks related to general and local economic conditions;

- overbuilding;

- increases in competition, property taxes and operating expenses;

- changes in zoning laws;

- costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

- casualty or condemnation losses;

- uninsured damages from floods, earthquakes or other natural disasters;

- limitations on and variations in rents; and

- changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.

                             OTHER INVESTMENT RISKS

Some portfolios might engage in the following types of investments. To that extent, they will incur the risks described below.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund's Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board's general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian.

If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.

All of the portfolios may invest in repurchase agreements. The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash.

WARRANTS

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less that a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

All of the portfolios other than the Money Market portfolio can purchase warrants.

RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are subject to restrictions on resale under federal securities law. Each of the Money Market, Bond and Omni portfolios may invest up to 10% of its assets in illiquid securities. Each of the other portfolios may invest up to 15% in illiquid securities. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

- the frequency of trades and quotes for the security;

- the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

- dealer undertakings to make a market in the security; and

- the nature of the security and the nature of the marketplace trades.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.

All of the portfolios other than the Money Market portfolio can invest in these securities. The Capital Appreciation and High Income Bond portfolios may invest more than 10% of their assets in these.

REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.

All of the portfolios other than the Money Market portfolio may invest in reverse repurchase agreements. Only the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond and Blue Chip portfolios may invest more than 10% of their assets in reverse repurchase agreements.

LEVERAGING (BORROWING FOR INVESTMENT PURPOSES)

The Capital Appreciation, Aggressive Growth, Mid Cap Opportunity, Capital Growth, High Income Bond and Blue Chip portfolios may borrow for investment purposes. This is generally unsecured, except to the extent the portfolios enter into reverse repurchase agreements. The Investment Company Act of 1940 requires these portfolios to maintain continuous asset coverage three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.

Borrowing may increase a portfolio's net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio's net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING

A portfolio (other than the Money Market portfolio) may increase its total return by lending its securities. It may do this if:

- the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;

- the portfolio may at any time call the loan and regain the securities loaned;

- the portfolio will receive any interest or dividend paid on the loaned securities; and

- the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.

The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

INITIAL PUBLIC OFFERINGS


The Discovery, Aggressive Growth, Mid Cap Opportunity and Capital Growth portfolios may invest more than 5% of their assets in initial public offerings ("IPOs") at times. The historical performance of these portfolios has been affected by their investments in IPOs. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in which a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio's asset base. There is no assurance that a portfolio's investments in IPOs, if any, will have a positive effect on performance.


MIXED AND SHARED FUNDING

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Ohio National Life, National Security and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

- changes in state insurance law;

- changes in federal income tax law;

- changes in the investment management of any portfolio; or

- differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. Ohio National Life's and National Security's separate accounts are the sole Fund shareholders. Ohio National Life and National Security will vote the Fund shares attributable to your contracts as you direct.

                                FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The Adviser uses ONLI's investments personnel and administrative systems. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund's investment adviser since May 1996. Before that, the Fund's investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

INVESTMENT ADVISORY FEES

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at the following annual rates on the basis of each portfolio's average daily net assets during the month for which the fees are paid:

EQUITY PORTFOLIO
0.80% of first $500 million
0.75% over $500 million

MONEY MARKET PORTFOLIO*
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

SMALL CAP GROWTH PORTFOLIO
0.95% of first $150 million
0.80% over $150 million

MID CAP OPPORTUNITY PORTFOLIO
0.85% of first $200 million
0.80% over $200 million

S&P 500 INDEX PORTFOLIO
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

BRISTOL PORTFOLIO
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million

BOND AND OMNI PORTFOLIOS
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

INTERNATIONAL*, CAPITAL GROWTH   AND BLUE CHIP PORTFOLIOS
0.90% of all assets

CAPITAL APPRECIATION, DISCOVERY   AND AGGRESSIVE GROWTH PORTFOLIOS
0.80% of all assets

INTERNATIONAL SMALL COMPANY PORTFOLIO
1.00% of first $100 million
0.90% over $100 million


HIGH INCOME BOND AND NASDAQ-100   INDEX* PORTFOLIOS

0.75% of all assets

BRYTON GROWTH PORTFOLIO
0.85% of first $100 million
0.80% of next $400 million
0.75% over $500 million

---------------

*The Adviser is waiving any of its fees for these portfolios in excess of the following amounts:


Money Market Portfolio....................................    0.25% of average daily net assets
International Portfolio...................................    0.85% of average daily net assets
Nasdaq-100 Index Portfolio................................    0.40% of average daily net assets

In 2002, the Fund paid the Adviser at the following effective rates:


Equity Portfolio.......................    0.80%   Small Cap Growth Portfolio.............    0.95%
*Money Market Portfolio.................   0.23%   Mid Cap Opportunity Portfolio..........    0.85%
Bond Portfolio.........................    0.60%   Capital Growth Portfolio...............    0.90%
Omni Portfolio.........................    0.60%   S&P 500 Index Portfolio................    0.38%
*International Portfolio................   0.85%   High Income Bond Portfolio.............    0.75%
International Small Company                1.00%   Blue Chip Portfolio....................    0.90%
  Portfolio............................
Capital Appreciation Portfolio.........    0.80%   *Nasdaq-100 Index Portfolio............    0.35%
Discovery Portfolio....................    0.80%   Bristol Portfolio......................    0.80%
Aggressive Growth Portfolio............    0.80%   Bryton Growth Portfolio................    0.85%



* Without the voluntary fee waiver, the rate would have been 0.28% for the Money Market portfolio, 0.90% for the International portfolio and 0.75% for the Nasdaq-100 Index portfolio.


MANAGEMENT OF PORTFOLIOS

The Adviser's president is Christopher Carlson. He is senior vice president, Investments of Ohio National Life. He oversees the management of the Money Market, Bond, S&P 500 Index and Nasdaq-100 Index portfolios and the fixed-income component of the Omni portfolio. Mr. Carlson has a bachelor's degree in psychology from the University of Richmond and a master of business administration degree in finance from the University of Cincinnati. He has been an investment officer of Ohio National Life since 1993. For twelve years before that he was involved in developing commercial real estate.

The portfolio managers of the BOND portfolio and the fixed-income component of the OMNI portfolio are Michael Boedeker and Philip Byrde. Mr. Boedeker is a vice president of the Adviser. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance, both from Indiana University. Mr. Boedeker is senior vice president, investments, of Ohio National Life. He has been responsible for fixed income securities for Ohio National Life since 1989. Before that, he had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment officer of Mutual Security Life Insurance Co. for more than 5 years.

Philip Byrde has been investment vice president, fixed income securities, for Ohio National Life since 2002. For one and a half years before that, he was a portfolio manager for ING Investment Management Co. For 19 years before that, he had been a portfolio manager and fixed income securities analyst, mostly with Lincoln National Life Insurance Co. Mr. Byrde has earned the chartered financial analyst and certified public accountant designations. He has a bachelor of science degree in accounting and a master of business administration degree, both from Indiana University.

The portfolio manager for the MONEY MARKET, S&P 500 INDEX and NASDAQ-100 INDEX portfolios is William Hilbert. He joined the Adviser in 1996 as an investment accountant. From 1997 to 2000 he was the compliance officer and assistant treasurer of the Adviser. He began managing the Money Market portfolio in 2000 and the S&P 500 Index and Nasdaq-100 Index portfolios in 2001. Mr. Hilbert has a bachelor of business administration degree with a concentration in finance from Xavier University and a master of business administration degree from the University of Cincinnati.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:

LEGG MASON FUNDS MANAGEMENT, INC. (Legg Mason) has managed the EQUITY portfolio since August 1999. Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds. Legg Mason is wholly owned by Legg Mason, Inc. Before August 1999, the Equity portfolio was managed by the Adviser.


The portfolio managers of the Equity portfolio are William Miller and Mary Chris Gay. Mr. Miller is Legg Mason's chief executive officer and president. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at John Hopkins University. Mr. Miller has been the portfolio manager of the Legg Mason Value Trust, Inc. since 1990. Until then, he served as that fund's co-manager from its inception in 1982. Before that he was a corporate treasurer.



Mary Chris Gay has been a co-manager of the Equity portfolio since 2001. She has been responsible for research, industry analyses, and management of institutional pooled accounts and funds for Legg Mason since 1988. Ms. Gay has a bachelor of arts degree in finance from Towson University and a master of science degree in finance from Loyola College.


FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP. (Federated Global) has managed the INTERNATIONAL and INTERNATIONAL SMALL COMPANY portfolios since January 1999. Federated Global is located at 175 Water Street, New York, New York 10038. It is affiliated with Federated Investors, Inc. Federated Global was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. Before 1999, Societe Generale Asset Management Corp. managed the International and International Small Company portfolios. The International Small Company portfolio then had different investment objectives and its name was the Global Contrarian portfolio.


The portfolio managers of the International portfolio are Uri Landesman and Richard Winkowski. Mr. Landesman joined Federated Global as a vice president and portfolio manager overseeing the Federated International Equity Fund in February 2003. For two years before that, he was a principal and portfolio manager of Arlington Capital Management, and for two years before that he was a principal and chief investment officer of Aaron Fleck & Associates, LLC/AFA Management Partners, L.P. For two years before that, he was a vice president and lead portfolio manager for J.P. Morgan Investment Management, and he had twelve years of investment experience before that. Mr. Landesman has a bachelor of arts degree from Yeshiva University.



Richard Winkowski has been a manager of the International portfolio since 2003. He has been a vice president of Federated Global since 2000. He had four years of investment experience prior to joining Federated as a senior investment analyst in 1998, having been a Senior research analyst with Union Bank of Switzerland and a portfolio manager assistant with American Express Financial Corp. Mr. Winkowski has a bachelor of arts degree from the University of Wisconsin.


The portfolio managers of the International Small Company portfolio are Leonardo Vila, Stephen Auth and Anthony Han. Mr. Vila has been an assistant vice president and senior investment analyst with Federated Global since 1998. For three years before that, he was a quantitative analyst for Federated Investment Counseling. He held earlier positions as an equity research manager for the American Stock Exchange, a systems analyst for Kemper Group, a senior programming analyst for Manufacturers Hanover Trust and an associate of J.P. Morgan & Co. Mr. Vila has a bachelor of science degree from Arizona State University and a master of business administration degree emphasizing quantitative research from St. John's University.

Anthony Han joined Federated Global in March 2002 as assistant vice president and portfolio manager. For two years before that he was a portfolio manager for Evergreen Asset Management. Prior to that, he had been an international analyst for the Pioneer Group, Inc. Mr. Han has a bachelor of science degree from the University of Adelaide (Australia) and a master of business administration degree from Salem State College and he is a chartered financial analyst.

JENNISON ASSOCIATES LLC (Jennison) has managed the CAPITAL APPRECIATION portfolio since 2000. Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. Its ultimate owner is Prudential Financial, Inc. Before 2000, T. Rowe Price Associates, Inc. managed the Capital Appreciation portfolio.


The portfolio managers of the Capital Appreciation portfolio are Brian Gillott and Mark DeFranco. Brian Gillott is a senior vice president of Jennison. Prior to joining Jennison in 1998, he was an equity analyst for Soros Fund Management's global hedge fund, and an analyst in the private client asset management group of Goldman Sachs & Co. Mr. Gillott received a bachelor of science degree from Penn State University. During the time he was attending Penn State, he worked for four years as a financial analyst for Trinity Investment Management.



Mark DeFranco is a senior vice president of Jennison. For three years prior to joining Jennison in 1998, he was a precious metal equity analyst and portfolio manager at Pomboy Capital. Prior to that, he had spent six years as a value equity and fixed income investments research analyst for Comstock Partners. Earlier, he had spent three years in the equity research sales division of Salomon Brothers Inc. Mr. DeFranco has a bachelor of arts degree in economics from Bates College and a master of business administration degree from Columbia University School of Business.


FOUNDERS ASSET MANAGEMENT LLC (Founders) has managed the DISCOVERY portfolio since 1994. Founders is located at 2930 East Third Avenue, Denver, Colorado 80206. It manages the Dreyfus Founders group of mutual funds and private investment accounts. Founders was established in 1938. In 1998 it became a subsidiary of Mellon Bank.

The portfolio manager of the Discovery portfolio is Robert Ammann. Robert Ammann is vice president of investments of Founders. He has managed the Discovery portfolio since 1999. He has been a portfolio manager for Founders since 1997 and for four year before that he was a securities research analyst for Founders. Before that he was a financial statistician for S&P Compustat Services, Inc. Mr. Ammann is a chartered financial analyst. He has a bachelor's degree in finance from Colorado State University.


JANUS CAPITAL MANAGEMENT LLC (Janus) has managed the AGGRESSIVE GROWTH portfolio since 2000. Janus is located at 100 Fillmore Street, Denver, Colorado 80206. It has been an investment adviser since 1970. It manages all the Janus mutual funds; it is the subadviser for several private label mutual funds, and it also manages institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. Before 2000, Strong Capital Management, Inc. managed the Aggressive Growth portfolio.


The portfolio manager of the Aggressive Growth portfolio is Claire Young. She has been executive vice president and portfolio manager of the Janus Olympus Fund since 1997. Prior to that, she served as assistant portfolio manager of the Janus Growth & Income Fund and the Janus Twenty Fund. Ms. Young joined Janus in January 1992. Ms. Young has earned the right to use the chartered financial analyst designation. She holds a bachelor of science degree in electrical engineering from Yale University.

UBS GLOBAL ASSET MANAGEMENT (NEW YORK), INC. ("UBS Global") has managed the SMALL CAP GROWTH portfolio since 2002. UBS Global is located at 51 West 52nd Street, New York, New York 10019. It is an indirect wholly-owned subsidiary of UBS AG (formerly Union Bank of Switzerland).

The portfolio managers of the Small Cap Growth portfolio are Paul Graham, Jr. and David Wabnik. Paul Graham, Jr. has been a portfolio manager with UBS Global since 1994. For eight years before that, he was a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham is a chartered financial analyst. He has a bachelor of arts degree from Dartmouth College.

David Wabnik has been a portfolio manager with UBS Global since 1995. For four years before that, he was a small cap portfolio manager with Value Line Asset Management. Prior to that, he served as a tax accountant and financial adviser at Morgan Stanley & Co. Mr. Wabnik has a bachelor of science degree from Binghamton University and a master of business administration degree from Columbia University School of Business.

RS INVESTMENT MANAGEMENT, L.P. (RSIM) has managed the MID CAP OPPORTUNITY portfolio since 1997 and the CAPITAL GROWTH portfolio since 1998. RSIM is located at 555 California Street, San Francisco, California 94104. It has been an investment adviser since 1978. RSIM specializes in growth companies. It manages the Robertson Stephens mutual funds plus private and institutional investment pools.

The portfolio manager of the Mid Cap Opportunity portfolio is John Wallace. He is a managing director of RSIM. He has managed the Mid Cap Opportunity portfolio since 1997. He has a bachelor's degree in Spanish and anthropology from the University of Idaho and a master of business administration degree from Pace University. He joined RSIM in 1995. For nine years before that he was a mutual fund portfolio manager for Oppenheimer Management Corp. Prior to that, he had been the co-founder, owner and operator of an Ecuadorian export firm.

The portfolio manager of the Capital Growth portfolio is James Callinan. He joined RSIM as the portfolio manager of its Small Cap Growth Fund in 1996. For ten years before that he was employed by Putnam Investments, the last two years of which he served as portfolio manager of the OTC Putnam Emerging Growth Fund. Mr. Callinan is a chartered financial analyst. He has a bachelor's degree in economics from Harvard College, a master of science in accounting from New York University and a master of business administration degree from Harvard Business School.

FEDERATED INVESTMENT COUNSELING (Federated Investment) has managed the HIGH INCOME BOND and BLUE CHIP portfolios since 1998. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. FIC has been an investment adviser since 1989. It is a subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Investment manages the Federated group of mutual funds.


The portfolio managers of the High Income Bond portfolio are Mark Durbiano and Nathan Kehm. Mark Durbiano has been a senior vice president of Federated Investment since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982 and has managed the Federated High Income Bond Fund II since 1994. He is a chartered financial analyst. He has a bachelor's degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.



Nathan Kehm has been a manager of the High Income Bond portfolio since 2003. He has been a vice president of Federated Investment since 2001. Prior to joining Federated Investment as an investment analyst in 1997, he had spent over four years structuring financing transactions for Mellon Bank, N.A. Mr. Kehm is a chartered financial analyst. He has a master of business administration degree from the University of Pittsburgh.



The portfolio managers of the Blue Chip portfolio are Kevin McCloskey, Steven Lehman and John Nichol. Kevin McCloskey has been a vice president of Federated Investment since 1999. For five years before that he was a portfolio manager at Killian Asset Management Corp. He is a chartered financial analyst. He has a bachelor's degree in aerospace engineering from the University of Notre Dame and a master of business administration degree with concentrations in investment management and quantitative methods from Dayton University.



Steven Lehman has been a manager of the Blue Chip portfolio since 2003. He has been a portfolio manager and vice president of Federated Investments since 1997. For eleven years before that, he had been a vice president and portfolio manager for First Chicago NBD. Mr. Lehman is a chartered financial analyst. He has a master of arts degree from the University of Chicago.



John Nichol has been a manager of the Blue Chip portfolio since 2003. He has been a vice president of Federated Investments since 2001 and a portfolio manager since 2000. Prior to joining Federated Investments as a senior investment analyst in 2000, he was portfolio manager and analyst for the Public Employees Retirement System of Ohio for eight years. Mr. Nichol is a chartered financial analyst. He has a master of business administration degree from Ohio State University.


SUFFOLK CAPITAL MANAGEMENT, LLC ("Suffolk") has managed the BRISTOL and BRYTON GROWTH portfolios since their inception in 2002, and it has managed the equity component of the OMNI portfolio since May 2002. Suffolk is located at 1633 Broadway, New York, New York 10019. It is an investment adviser that has managed equity assets for institutional investors and tax-exempt clients such as pension funds, endowments, public funds and labor unions since 1991. ONLI's parent, Ohio National Financial Services, Inc., owns 81% of the voting securities of Suffolk.

The portfolio manager of the Bristol portfolio and the equity component of the Omni portfolio is Donald Gilbert. He co-founded Suffolk in 1991 and is its president and head of equity investments. Prior to 1991, Mr. Gilbert was director of equity investments at Home Insurance Company. Before that, he had been managing director and director of equity research of Marinvest (a subsidiary of Marine Midland Bank) and had been a consultant at Booze, Allen & Hamilton. Mr. Gilbert has a bachelor of science degree in electrical engineering from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.

The portfolio manager of the Bryton Growth portfolio is Richard Phillips. He is a principal of Suffolk and has been a portfolio manager since joining the firm in 1993. Previously, he had been responsible for investment banking at Rogers, Casey & Associates. Prior to that, he had been a senior associate in corporate finance at Fox-Kelton, Inc. and a corporate finance analyst at Kidder Peabody & Company. Mr. Phillips has a bachelor of arts from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.

SUBADVISORY FEES

As compensation for subadvisory services, the Adviser pays fees to the subadvisers. These fees are paid from the Adviser's assets and do not affect any portfolio's expenses. The subadvisory fees are calculated as a percentage of the portfolio assets managed by the subadvisers based on the following schedules:

EQUITY PORTFOLIO
0.45% of first $500 million
0.40% over $500 million
CAPITAL APPRECIATION PORTFOLIO
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
AGGRESSIVE GROWTH PORTFOLIO
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
MID CAP OPPORTUNITY PORTFOLIO
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
HIGH INCOME BOND PORTFOLIO
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
OMNI PORTFOLIO
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
INTERNATIONAL PORTFOLIO
0.40% of first $200 million
0.35% over $200 million
INTERNATIONAL SMALL COMPANY PORTFOLIO
0.75% of first $100 million
0.65% over $100 million
DISCOVERY PORTFOLIO
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
SMALL CAP GROWTH PORTFOLIO
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million
CAPITAL GROWTH PORTFOLIO
0.64% of first $100 million
0.60% of next $100 million
0.55% over $200 million
BLUE CHIP PORTFOLIO
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
BRISTOL PORTFOLIO
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
BRYTON GROWTH PORTFOLIO
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million

                            SELECTION OF SUBADVISERS

The Adviser selects subadvisers for portfolios, subject to the approval of the Fund's Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All subadvisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

The Securities and Exchange Commission has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board's oversight and approval, to enter into, materially amend and terminate subadvisory agreements (other than ones with affiliated subadvisers) without shareholder approval. The shareholders of each portfolio have voted to approve this arrangement.

The Adviser monitors the compliance of subadvisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each subadviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund Board regarding the performance and compliance by each subadviser.

                     PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities and variable life insurance. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund's shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax on amounts distributed. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). For the Money Market portfolio, all of the undistributed net investment income is determined and paid as a dividend immediately before each daily computation of the portfolio's net asset value. For the other portfolios, dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are distributed annually. However, the Board of Directors may declare dividends at other times. Dividends and distributions are automatically reinvested in additional portfolio shares (at net asset value without a sales charge).

                FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

                   FOR THE FIVE YEARS ENDED DECEMBER 31, 2002

The financial highlights tables are intended to help you understand the portfolios' financial performance for the years shown. Certain information reflects financial results for a single Fund share. The total returns reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent auditors. It is an integral part of the Fund's audited financial statements included in the Fund's Annual Report to shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.


                                                              YEARS ENDED DECEMBER 31,
EQUITY PORTFOLIO                                   ----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   ------    ------    ------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the
  year):
Net asset value, beginning of year                 $21.25    $23.28    $26.48    $36.31    $35.44
Income (loss) from investment operations:
  Net investment income                              0.07      0.06      0.08      0.12      0.45
  Net realized & unrealized gain (loss) on
     investments                                    (4.05)    (2.03)    (1.82)     6.85      1.56
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations      (3.98)    (1.97)    (1.74)     6.97      2.01
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.07)    (0.06)    (0.08)    (0.11)    (0.45)
  Distributions from net realized capital gains      0.00      0.00     (1.22)   (16.68)    (0.69)
  Return of capital                                  0.00      0.00     (0.16)    (0.01)     0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.07)    (0.06)    (1.46)   (16.80)    (1.14)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $17.20    $21.25    $23.28    $26.48    $36.31
                                                   ======    ======    ======    ======    ======
Total return                                       (18.74)%   (8.43)%   (6.64)%   19.87%     5.72%
Ratios and supplemental data:
  Net assets at end of year (millions)             $263.2    $343.6    $341.1    $329.6    $296.9
  Ratios to average net assets:
     Expenses                                        0.95%     0.93%     0.91%     0.76%     0.64%
     Net investment income                           0.37%     0.29%     0.30%     0.31%     1.25%
  Portfolio turnover rate                              32%       20%       36%      124%       25%



                                                              YEARS ENDED DECEMBER 31,
MONEY MARKET PORTFOLIO                             ----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   ------    ------    ------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the
  year):
Net asset value, beginning of year                 $10.00    $10.00    $10.00    $10.00    $10.00
Income from investment operations:
  Net investment income                              0.14      0.36      0.62      0.49      0.52
Less distributions:
  Dividends from net investment income              (0.14)    (0.36)    (0.62)    (0.49)    (0.52)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $10.00    $10.00    $10.00    $10.00    $10.00
                                                   ======    ======    ======    ======    ======
Total return                                         1.37%     3.78%     6.34%     5.02%     5.39%
Ratios and supplemental data:
  Net assets at end of year (millions)             $169.0    $171.1    $ 75.9    $ 67.2    $ 44.4
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced
       or reimbursed by advisor:
       Expenses                                      0.40%     0.38%     0.38%     0.36%     0.36%
       Net investment income                         1.38%     3.43%     6.16%     4.90%     5.26%
     Ratios assuming no expenses voluntarily
       reduced or reimbursed by advisor:
       Expenses                                      0.45%     0.42%     0.43%     0.41%     0.41%

                 BOND PORTFOLIO                               YEARS ENDED DECEMBER 31,
                 --------------                    ----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   ------    ------    ------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the
  year):
Net asset value, beginning of year                 $10.02    $ 9.84    $ 9.94    $10.56    $10.68
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                              0.61    0.64(a)     0.67      0.68      0.67
  Net realized & unrealized gain (loss) on
     investments                                     0.23    0.17(a)    (0.10)    (0.62)    (0.12)
                                                   ------    ------    ------    ------    ------
Total income from investment operations              0.84      0.81      0.57      0.06      0.55
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.61)    (0.63)    (0.67)    (0.68)    (0.67)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $10.25    $10.02    $ 9.84    $ 9.94    $10.56
                                                   ======    ======    ======    ======    ======
Total return                                         8.66%     8.41%     5.86%     0.58%     5.22%
Ratios and supplemental data:
  Net assets at end of year (millions)             $ 85.4    $ 55.0    $ 27.9    $ 26.0    $ 28.4
  Ratios to average net assets:
     Expenses                                        0.75%     0.75%     0.77%     0.77%     0.72%
     Net investment income                           6.34%     6.38%(a)   6.80%    6.57%     6.21%
  Portfolio turnover rate                              17%       12%        7%        8%       12%

(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the Financial Statements, these amounts would have been:
     Net investment income                         $ 0.64
     Net realized and unrealized gain (loss)       $ 0.17
     Net investment income ratio                     6.35%



                 OMNI PORTFOLIO                               YEARS ENDED DECEMBER 31,
                 --------------                    ----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   ------    ------    ------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the
  year):
Net asset value, beginning of year                 $13.16    $15.44    $22.55    $21.44    $21.06
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                              0.22      0.26(a)   0.25      0.48      0.58
  Net realized & unrealized gain (loss) on
     investments                                    (3.20)    (2.28)(a)  (3.55)    1.91      0.38
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations      (2.98)    (2.02)    (3.30)     2.39      0.96
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income              (0.22)    (0.26)    (0.25)    (0.48)    (0.58)
  Distributions from net realized capital gains      0.00      0.00     (3.56)    (0.80)     0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                 (0.22)    (0.26)    (3.81)    (1.28)    (0.58)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $ 9.96    $13.16    $15.44    $22.55    $21.44
                                                   ======    ======    ======    ======    ======
Total return                                       (22.77)%  (13.07)%  (14.85)%   11.36%     4.53%
Ratios and supplemental data:
  Net assets at end of year (millions)             $ 59.0    $ 94.1    $132.9    $190.0    $214.4
  Ratios to average net assets:
     Expenses                                        0.77%     0.76%     0.67%     0.67%     0.65%
     Net investment income                           1.88%     1.89%(a)   1.13%    2.18%     2.71%
  Portfolio turnover rate                             148%      118%       87%       41%       18%

(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the Financial Statements, these amounts would have been:
     Net investment income                         $ 0.25
     Net realized and unrealized gain (loss)       $(2.27)
     Net investment income ratio                     1.85%

INTERNATIONAL PORTFOLIO                                    YEARS ENDED DECEMBER 31,
-----------------------                        -------------------------------------------------
                                                2002       2001       2000       1999      1998
                                               -------    -------    -------    ------    ------
Per share operating performance (For a share
  of capital stock outstanding throughout
  the year):
Net asset value, beginning of year             $  8.34    $ 11.84    $ 21.51    $12.86    $13.39
                                               -------    -------    -------    ------    ------
Income (loss) from investment operations:
  Net investment income (loss)                    0.03       0.02      (0.02)    (0.02)     0.32
  Net realized & unrealized gain (loss) on
     investments and foreign currency
     transactions                                (1.75)     (3.52)     (4.74)     8.67      0.23
                                               -------    -------    -------    ------    ------
Total income (loss) from investment
  operations                                     (1.72)     (3.50)     (4.76)     8.65      0.55
                                               -------    -------    -------    ------    ------
Less distributions:
  Dividends from net investment income           (0.00)      0.00       0.00      0.00     (0.32)
  Distributions from net realized capital
     gains & foreign currency related
     transactions                                 0.00       0.00      (4.89)     0.00     (0.76)
  Return of capital                              (0.02)      0.00      (0.02)     0.00      0.00
                                               -------    -------    -------    ------    ------
Total distributions                              (0.02)      0.00      (4.91)     0.00     (1.08)
                                               -------    -------    -------    ------    ------
Net asset value, end of year                   $  6.60    $  8.34    $ 11.84    $21.51    $12.86
                                               =======    =======    =======    ======    ======
Total return                                    (20.64)%   (29.57)%   (22.20)%   67.40%     3.88%
Ratios and supplemental data:
  Net assets at end of year (millions)         $  52.8    $  83.1    $ 124.5    $173.0    $140.3
  Ratios to average net assets:
     Expenses                                     1.15%      1.20%      1.14%     1.21%     1.17%
     Net investment income (loss)                 0.54%      0.19%     (0.11)%   (0.15)%    2.31%
  Ratios assuming no expenses voluntarily
     reduced or reimbursed by advisor:
     Expenses                                     1.20%      1.25%      1.20%     1.26%     1.17%
  Portfolio turnover rate                           85%       201%       243%      338%       22%



CAPITAL APPRECIATION PORTFOLIO                             YEARS ENDED DECEMBER 31,
------------------------------                  -----------------------------------------------
                                                 2002       2001      2000      1999      1998
                                                -------    ------    ------    ------    ------
Per share operating performance (For a share
  of capital
  stock outstanding throughout the year):
Net asset value, beginning of year              $ 14.06    $14.05    $12.11    $12.92    $13.53
                                                -------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                            0.03      0.07      0.10      0.39      0.34
  Net realized & unrealized gain (loss) on
     investments                                  (2.86)     1.29      3.69      0.42      0.46
                                                -------    ------    ------    ------    ------
Total income (loss) from investment
  operations                                      (2.83)     1.36      3.79      0.81      0.80
                                                -------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income            (0.03)    (0.07)    (0.10)    (0.39)    (0.34)
  Distributions from net realized capital
     gains                                        (0.11)    (1.28)    (1.75)    (1.23)    (1.07)
                                                -------    ------    ------    ------    ------
Total distributions                               (0.14)    (1.35)    (1.85)    (1.62)    (1.41)
                                                -------    ------    ------    ------    ------
Net asset value, end of period                  $ 11.09    $14.06    $14.05    $12.11    $12.92
                                                =======    ======    ======    ======    ======
Total return                                     (20.15)%    9.69%    31.50%     6.46%     5.91%
Ratios and supplemental data:
  Net assets at end of year (millions)          $  89.4    $107.7    $ 74.0    $ 64.6    $ 76.5
  Ratios to average net assets:
     Expenses                                      0.97%     0.93%     0.96%     0.95%     0.93%
     Net investment income                         0.21%     0.49%     0.76%     2.94%     2.52%
  Portfolio turnover rate                            96%      126%      230%       34%       45%

                                                            YEARS ENDED DECEMBER 31,
DISCOVERY PORTFOLIO                              ----------------------------------------------
                                                  2002      2001      2000      1999      1998
                                                 ------    ------    ------    ------    ------
Per share operating performance (For a share
  of capital stock outstanding throughout the
  year):
Net asset value, beginning of year               $18.08    $22.14    $31.62    $20.70    $18.72
                                                 ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment loss                             (0.10)    (0.10)    (0.22)    (0.16)    (0.06)
  Net realized & unrealized gain (loss) on
     investments                                  (5.82)    (3.96)    (3.09)    21.96      2.04
                                                 ------    ------    ------    ------    ------
Total income (loss) from investment operations    (5.92)    (4.06)    (3.31)    21.80      1.98
                                                 ------    ------    ------    ------    ------
Less distributions:
  Distributions from net realized capital
     gains                                         0.00      0.00     (6.09)   (10.88)     0.00
  Return of capital                                0.00      0.00     (0.08)     0.00      0.00
                                                 ------    ------    ------    ------    ------
Total distributions                                0.00      0.00     (6.17)   (10.88)     0.00
                                                 ------    ------    ------    ------    ------
Net asset value, end of year                     $12.16    $18.08    $22.14    $31.62    $20.70
                                                 ======    ======    ======    ======    ======
Total return                                     (32.74)%  (18.36)%  (11.22)%  106.46%    10.57%
Ratios and supplemental data:
  Net assets at end of year (millions)           $ 74.2    $121.6    $158.0    $167.9    $75.60
  Ratios to average net assets:
     Expenses                                      0.96%     0.96%     0.92%     0.89%     0.91%
     Net investment loss                          (0.66)%   (0.54)%   (0.64)%   (0.61)%   (0.30)%
  Portfolio turnover rate                           128%      112%      138%      166%       99%



                                                            YEARS ENDED DECEMBER 31,
INTERNATIONAL SMALL COMPANY PORTFOLIO            ----------------------------------------------
                                                  2002      2001      2000      1999      1998
                                                 ------    ------    ------    ------    ------
Per share operating performance (For a share
  of capital stock outstanding throughout the
  year):
Net asset value, beginning of year               $ 9.40    $13.29    $20.25    $10.76    $11.73
Income (loss) from investment operations:
  Net investment income (loss)                     0.00     (0.04)    (0.18)    (0.20)     0.29
  Net realized & unrealized gain (loss) on
     investments and foreign currency
     transactions                                 (1.41)    (3.85)    (5.89)    11.81      0.13
                                                 ------    ------    ------    ------    ------
Total income (loss) from investment operations    (1.41)    (3.89)    (6.07)    11.61      0.42
                                                 ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income             0.00      0.00      0.00      0.00     (0.29)
Distributions from net realized capital gains
  & foreign currency related transactions          0.00      0.00     (0.89)    (2.12)    (1.10)
                                                 ------    ------    ------    ------    ------
Total distributions                                0.00      0.00     (0.89)    (2.12)    (1.39)
                                                 ------    ------    ------    ------    ------
Net asset value, end of year                     $ 7.99    $ 9.40    $13.29    $20.25    $10.76
                                                 ======    ======    ======    ======    ======
Total return                                     (15.00)%  (29.28)%  (30.27)%  108.51%     3.53%
Ratios and supplemental data:
  Net assets at end of year (millions)           $ 14.8    $ 18.9    $ 30.6    $ 38.1    $ 19.8
  Ratios to average net assets:
     Expenses                                      1.56%     1.79%     1.63%     2.06%     1.30%
     Net investment income (loss)                  0.03%    (0.35)%   (0.98)%   (1.44)%    2.48%
  Portfolio turnover rate                            92%      221%      251%      314%       55%

AGGRESSIVE GROWTH PORTFOLIO                                   YEARS ENDED DECEMBER 31,
---------------------------
                                                   ----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   ------    ------    ------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the year):
Net asset value, beginning of year                  $5.77     $8.57    $11.79    $11.15    $11.09
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income (loss)                      (0.01)     0.01      0.00     (0.03)    (0.01)
  Net realized & unrealized gain (loss) on
     investments                                    (1.60)    (2.74)    (3.22)     0.67      0.88
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations      (1.61)    (2.73)    (3.22)     0.64      0.87
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income               0.00     (0.03)     0.00      0.00      0.00
  Distributions from net realized capital gains      0.00      0.00      0.00      0.00     (0.81)
  Return of capital                                  0.00     (0.04)     0.00      0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                  0.00     (0.07)     0.00      0.00     (0.81)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                        $4.16     $5.77    $ 8.57    $11.79    $11.15
                                                   ======    ======    ======    ======    ======
Total return                                       (27.90)%  (31.82)%  (27.31)%    5.76%     7.84%
Ratios and supplemental data:
  Net assets at end of year (millions)              $12.4     $17.1    $ 24.0    $ 23.3    $ 26.4
  Ratios to average net assets:
     Expenses                                        1.06%     1.04%     0.98%     0.95%     0.94%
     Net investment income (loss)                   (0.23)%    0.17%    (0.01)%   (0.32)%   (0.09)%
  Portfolio turnover rate                             108%      111%      160%      241%      203%



SMALL CAP GROWTH PORTFOLIO                                    YEARS ENDED DECEMBER 31,
--------------------------                        ------------------------------------------------
                                                   2002      2001       2000       1999      1998
                                                  ------    -------    -------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the
  year):
Net asset value, beginning of year                 $7.12     $11.90     $16.98    $10.54    $ 9.68
                                                  ------    -------    -------    ------    ------
Income (loss) from investment operations:
  Net investment loss                              (0.05)     (0.08)     (0.14)    (0.10)    (0.06)
  Net realized & unrealized gain (loss) on
     investments                                   (2.02)     (4.63)     (2.51)    11.05      0.92
                                                  ------    -------    -------    ------    ------
Total income (loss) from investment operations     (2.07)     (4.71)     (2.65)    10.95      0.86
                                                  ------    -------    -------    ------    ------
Less distributions:
  Distributions from net realized capital gains     0.00      (0.04)     (2.43)    (4.51)     0.00
  Return of capital                                 0.00      (0.03)      0.00      0.00      0.00
                                                  ------    -------    -------    ------    ------
Total distributions                                 0.00      (0.07)     (2.43)    (4.51)     0.00
                                                  ------    -------    -------    ------    ------
Net asset value, end of year                       $5.05      $7.12     $11.90    $16.98    $10.54
                                                  ======    =======    =======    ======    ======
Total return                                      (29.07)%   (39.50)%   (16.87)%  104.95%     8.82%
Ratios and supplemental data:
  Net assets at end of year (millions)             $12.5      $18.9      $36.4    $ 31.5    $ 11.8
  Ratios to average net assets:
     Expenses                                       1.21%      1.18%      1.09%     1.06%     1.13%
     Net investment loss                           (0.80)%    (0.88)%    (0.75)%   (0.75)%   (0.62)%
  Portfolio turnover rate                            285%       208%       146%      264%      134%

                                                              YEARS ENDED DECEMBER 31,
MID CAP OPPORTUNITY PORTFOLIO                      ----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   ------    ------    ------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the year):
Net asset value, beginning of year                 $12.81    $14.92    $18.78    $13.63    $12.85
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                              0.01      0.18(a)   0.00      0.02      0.14
  Net realized & unrealized gain (loss) on
     investments                                    (3.29)    (2.11)(a)  (1.49)    8.33      0.77
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations      (3.28)    (1.93)    (1.49)     8.35      0.91
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income               0.00     (0.17)     0.00     (0.02)    (0.13)
  Distributions from net realized capital gains      0.00     (0.01)    (1.81)    (3.17)     0.00
  Distributions in excess of capital gains           0.00      0.00     (0.53)     0.00      0.00
  Return of capital                                  0.00      0.00     (0.03)    (0.01)     0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                  0.00     (0.18)    (2.37)    (3.20)    (0.13)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $ 9.53    $12.81    $14.92    $18.78    $13.63
                                                   ======    ======    ======    ======    ======
Total return                                       (25.60)%  (12.84)%   (8.29)%   62.25%     7.09%
Ratios and supplemental data:
  Net assets at end of year (millions)             $ 65.5    $102.1    $117.4    $113.0    $ 51.4
  Ratios to average net assets:
     Expenses                                        1.02%     1.00%     0.98%     0.95%     0.97%
     Net investment income                           0.07%     1.20%(a)   0.00%    0.15%     1.09%
  Portfolio turnover rate                             385%      407%      537%      417%      286%

(a) Without the adoption of the change in amortization method as discussed in Note 1 in the Notes to the Financial Statements, these amounts would have been:
     Net investment income                         $ 0.13
     Net realized and unrealized gain (loss) on
       investments                                 $(2.06)
     Net investment income ratio                     0.80%



                                                              YEARS ENDED DECEMBER 31,
S&P 500 INDEX PORTFOLIO                            ----------------------------------------------
                                                    2002      2001      2000      1999      1998
                                                   ------    ------    ------    ------    ------
Per share operating performance (For a share of
  capital stock outstanding throughout the year):
Net asset value, beginning of year                 $11.91    $14.04    $16.17    $14.23    $11.73
                                                   ------    ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income                              0.11      0.26      0.49      0.40      0.38
  Net realized & unrealized gain (loss) on
     investments                                   (2.80)    (2.13)    (2.00)      3.28      3.09
                                                   ------    ------    ------    ------    ------
Total income (loss) from investment operations     (2.69)    (1.87)    (1.51)      3.68      3.47
                                                   ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income             (0.11)    (0.26)    (0.49)    (0.44)    (0.33)
  Distributions from net realized capital gains      0.00      0.00    (0.03)    (1.30)    (0.64)
  Return of capital                                  0.00      0.00    (0.10)      0.00      0.00
                                                   ------    ------    ------    ------    ------
Total distributions                                (0.11)    (0.26)    (0.62)    (1.74)    (0.97)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $ 9.11    $11.91    $14.04    $16.17    $14.23
                                                   ======    ======    ======    ======    ======
Total return                                       (22.63)%  (13.34)%  (9.65)%    25.63%    30.00%
Ratios and supplemental data:
  Net assets at end of year (millions)             $137.3    $187.0    $209.2    $216.6    $ 94.2
  Ratios to average net assets:
     Expenses                                        0.55%     0.52%     0.50%     0.49%     0.49%
     Net investment income                           1.10%     2.07%     3.14%     2.62%     2.89%
  Portfolio turnover rate                              15%       10%       30%       68%      115%

CAPITAL GROWTH PORTFOLIO                        YEARS ENDED DECEMBER 31,
------------------------                ----------------------------------------      MAY 1, 1998 TO
                                         2002       2001       2000       1999      DECEMBER 31, 1998*
                                        -------    -------    -------    -------    ------------------
Per share operating performance (For a
  share of capital stock outstanding
  throughout the period):
Net asset value, beginning of period    $ 17.69    $ 20.68    $ 28.01    $ 10.47          $10.00
                                        -------    -------    -------    -------          ------
Income (loss) from investment
  operations:
  Net investment loss                     (0.14)     (0.13)     (0.16)     (0.12)          (0.09)
  Net realized & unrealized gain
     (loss) on investments                (7.30)     (2.86)     (7.15)     21.25            0.56
                                        -------    -------    -------    -------          ------
Total income (loss) from investment
  operations                              (7.44)     (2.99)     (7.31)     21.13            0.47
                                        -------    -------    -------    -------          ------
Less distributions:
  Dividends from net investment income     0.00       0.00      (0.02)     (3.59)           0.00
                                        -------    -------    -------    -------          ------
Net asset value, end of period          $ 10.25    $ 17.69    $ 20.68    $ 28.01          $10.47
                                        =======    =======    =======    =======          ======
Total return                             (42.06)%   (14.46)%   (26.01)%   202.38%           4.62%(b)
Ratios and supplemental data:
  Net assets at end of period
     (millions)                         $  19.7    $  37.6    $  39.5    $  20.3          $  2.3
  Ratios to average net assets:
     Ratios net of expenses
       voluntarily reduced or
       reimbursed by advisor:
       Expenses                            1.11%      1.06%      1.03%      1.09%           1.96%(a)
       Net investment loss                (1.02)%    (0.76)%    (0.60)%    (0.61)%         (1.47)%(a)
     Ratios assuming no expenses
       voluntarily reduced or
       reimbursed by advisor:
       Expenses                            1.11%      1.06%      1.03%      1.09%           2.72%(a)
     Portfolio turnover rate                160%       142%       152%       185%            121%



(a) Annualized



(b) Calculated on an aggregate basis (not annualized)



 * Represents commencement of operations.

HIGH INCOME BOND PORTFOLIO                        YEARS ENDED DECEMBER 31,
--------------------------                  ------------------------------------      MAY 1, 1998 TO
                                             2002      2001      2000      1999     DECEMBER 31, 1998*
                                            ------    ------    ------    ------    ------------------
Per share operating performance (For a
  share of capital stock outstanding
  throughout the period):
Net asset value, beginning of period        $ 7.32    $ 8.02    $ 9.22    $ 9.59          $10.00
                                            ------    ------    ------    ------          ------
Income (loss) from investment operations:
  Net investment income                       0.63      1.03(c)   0.58      0.57            0.38
  Net realized & unrealized loss on
     investments                             (0.36)    (0.70)(c)  (1.20)   (0.38)          (0.40)
                                            ------    ------    ------    ------          ------
Total income (loss) from investment
  operations                                  0.27      0.33     (0.62)     0.19           (0.02)
                                            ------    ------    ------    ------          ------
Less distributions:
  Dividends from net investment income       (0.59)    (1.03)    (0.58)    (0.56)          (0.37)
  Distributions from net realized capital
     gains                                    0.00      0.00      0.00      0.00           (0.02)
  Return of capital                          (0.12)     0.00      0.00      0.00            0.00
                                            ------    ------    ------    ------          ------
Total distributions                          (0.71)    (1.03)    (0.58)    (0.56)          (0.39)
                                            ------    ------    ------    ------          ------
Net asset value, end of period              $ 6.88    $ 7.32    $ 8.02    $ 9.22          $ 9.59
                                            ======    ======    ======    ======          ======
Total return                                  3.98%     4.27%    (7.10)%    1.95%           0.20%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)    $ 17.4    $ 16.0    $ 14.6    $ 12.6          $ 10.4
  Ratios to average net assets:
     Ratios net of expenses voluntarily
       reduced or reimbursed by advisor:
       Expenses                               1.09%     1.15%     1.10%     1.13%           1.20%(a)
       Net investment income                  9.36%     8.64%(c)  6.67%     6.19%           5.79%(a)
     Ratios assuming no expenses
       voluntarily reduced or reimbursed
       by advisor:
       Expenses                               1.12%     1.15%     1.10%     1.13%           1.20%(a)
     Portfolio turnover rate                    46%       41%       21%       31%             11%



(a) Annualized



(b) Calculated on an aggregate basis (not annualized)



(c) Without the adoption of the change in amortization method as discussed in
    Note 1 in the Notes to the Financial Statements, these amounts would have been:



       Net investment income                $ 0.91
       Net realized and unrealized gain
          (loss)                            $(0.58)
       Net investment income ratio            7.01%



 * Represents commencement of operations.

BLUE CHIP PORTFOLIO                          YEARS ENDED DECEMBER 31,
-------------------                  ----------------------------------------      MAY 1, 1998 TO
                                      2002        2001       2000       1999      DECEMBER 31, 1998
                                     -------     ------     ------     ------     -----------------
Per share operating performance
  (For a share of capital stock
  outstanding throughout the
  period):
Net asset value, beginning of
  period                             $ 10.15     $10.66     $10.66     $10.22          $10.00
                                     -------     ------     ------     ------          ------
Income from investment operations:
  Net investment income                 0.08       0.06       0.06       0.05            0.00
  Net realized & unrealized gain
     (loss) on investments             (2.05)     (0.51)      0.04       0.56            0.23
                                     -------     ------     ------     ------          ------
Total income (loss) from investment
  operations                           (1.97)     (0.45)      0.10       0.61            0.23
                                     -------     ------     ------     ------          ------
Less distributions:
  Dividends from net investment
     income                            (0.08)     (0.06)     (0.06)     (0.05)          (0.01)
  Distributions from net realized
     capital gains                      0.00       0.00      (0.04)     (0.12)           0.00
                                     -------     ------     ------     ------          ------
Total distributions                    (0.08)     (0.06)     (0.10)     (0.17)          (0.01)
                                     -------     ------     ------     ------          ------
Net asset value, end of period       $  8.10     $10.15     $10.66     $10.66          $10.22
                                     =======     ======     ======     ======          ======
Total return                          (19.43)%    (4.23)%     1.08%      5.86%           2.34%(b)
Ratios and supplemental data:
  Net assets at end of period
     (millions)                      $  10.9     $ 10.2     $  7.9     $  4.8          $  2.9
  Ratios to average net assets:
     Ratios net of expenses
       voluntarily reduced or
       reimbursed by advisor:
       Expenses                         1.17%      1.20%      1.25%      1.35%           1.84%(a)
       Net investment income            0.95%      0.63%      0.60%      0.53%           0.25%(a)
     Ratios assuming no expenses
       voluntarily reduced or
       reimbursed by advisor:
       Expenses                         1.17%      1.20%      1.25%      1.35%           2.26%(a)
     Portfolio turnover rate              22%        27%        35%        29%             32%



(a) Annualized.



(b) Calculated on an aggregate basis (not annualized).

                                                             YEARS ENDED
NASDAQ-100 INDEX PORTFOLIO                                  DECEMBER 31,
--------------------------                               -------------------       MAY 1, 2000 TO
                                                          2002        2001       DECEMBER 31, 2000*
                                                         -------     -------     ------------------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period                     $  4.10     $  6.09          $ 10.00
                                                         -------     -------          -------
Income (loss) from investment operations:
  Net investment loss                                      (0.01)      (0.02)           (0.05)
  Net realized & unrealized loss on investments            (1.52)      (1.97)           (3.86)
                                                         -------     -------          -------
Total loss from investment operations                      (1.53)      (1.99)           (3.91)
                                                         -------     -------          -------
Net asset value, end of period                           $  2.57     $  4.10          $  6.09
                                                         =======     =======          =======
Total return                                              (37.32)%    (32.68)%         (39.10)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)                 $   7.7     $   9.9          $   6.6
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced or
       reimbursed by advisor:
       Expenses                                             0.68%       0.74%            1.12%(a)
       Net investment loss                                 (0.56)%     (0.60)%          (0.86)%(a)
     Ratios assuming no expenses voluntarily reduced or
       reimbursed by advisor:
       Expenses                                             1.08%       1.05%            1.12%(a)
     Portfolio turnover rate                                 103%         58%              36%



(a) Annualized.



(b) Calculated on an aggregate basis (not annualized).



 * Represents commencement of operations.



                                                                  *MAY 1, 2002 TO
BRISTOL PORTFOLIO                                                DECEMBER 31, 2002
-----------------                                                -----------------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period                                  $10.00
Income (loss) from investment operations:
  Net investment loss                                                  (0.01)
  Net realized & unrealized loss on investments                        (2.09)
                                                                      ------
Total loss from investment operations                                  (2.10)
                                                                      ------
Net asset value, end of period                                        $ 7.90
                                                                      ======
Total return                                                          (21.00)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)                              $  3.0
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                         1.71%(a)
       Net investment loss                                             (0.24)%(a)
     Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
       Ratio of expenses to average net assets                          1.83%(a)
     Portfolio turnover rate                                              98%



(a) Annualized.



(b) Calculated on an aggregate basis (not annualized).



 * Represents commencement of operations.

                                                                  *MAY 1, 2002 TO
BRYTON GROWTH PORTFOLIO                                          DECEMBER 31, 2002
-----------------------                                          -----------------
Per share operating performance (For a share of capital
  stock outstanding throughout the period):
Net asset value, beginning of period                                  $ 10.00
Income (loss) from investment operations:
  Net investment loss                                                   (0.06)
  Net realized & unrealized loss on investments                         (3.06)
                                                                      -------
Total loss from investment operations                                   (3.12)
                                                                      -------
Net asset value, end of period                                        $  6.88
                                                                      =======
Total return                                                           (31.20)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)                              $   2.7
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                          1.77%(a)
       Net investment loss                                              (1.45)%(a)
     Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
       Ratio of expenses to average net assets                           1.98%(a)
     Portfolio turnover rate                                               38%



(a) Annualized.



(b) Calculated on an aggregate basis (not annualized).



 * Represents commencement of operations.

ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information
(SAI), dated May 1, 2003, which is incorporated herein by reference.

In addition, information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 1-800-366-6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC's Public Reference Room is available at 1-202-942-8090. Reports and other information are also available in the Securities Exchange Commission's Internet Site at http://www.sec.gov. and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015

                            OHIO NATIONAL FUND, INC.

                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 366-6654
                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2003

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated May 1, 2003.

To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address.

                                Table of Contents
                                -----------------
                                                                  Page
                                                                  ----
The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Fund Performance. . . . . . . . . . . . . . . . . . . . . . . . . .4
      Current Yield of Money Market Portfolio
      Total Return
      Portfolio Turnover

Investment Objectives and Policies. . . . . . . . . . . . . . . . .9
      Money Market Instruments

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . 10
      Hedging Transactions
      Covered Call Options and Put Options
      Futures Contracts
      Options on Futures Contracts and Financial Indexes
      Foreign Currency Hedging Transactions
      Short Sales
      Borrowing Money
      Zero-Coupon and Pay-in-kind Debt Securities

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .22
      Directors and Officers
      Compensation of Directors
      Shareholders' Meetings
      Investment Advisory and Other Services

Brokerage Allocation. . . . . . . . . . . . . . . . . . . . . . . .27

Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . 29

Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . 31

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 31

Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . 31


The S&P 500 Index . . . . . . . . . . . . . . . . . . . . . . . . .31


The Nasdaq-100 Index. . . . . . . . . . . . . . . . . . . . . . . .32

Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      Debt Security Ratings

                                    THE FUND


The Fund is an open-end management investment company which currently consists of 18 separate portfolios - the Equity portfolio, the Money Market portfolio, the Bond portfolio, the Omni portfolio, the International portfolio, the Capital Appreciation portfolio, the Discovery (formerly called Small Cap) portfolio, the International Small Company portfolio, the Aggressive Growth portfolio, the Small Cap Growth (formerly called Core Growth) portfolio, the Mid Cap Opportunity (formerly called Growth & Income) portfolio, the S&P 500 Index(R) portfolio, the Capital Growth portfolio, the High Income Bond portfolio, the Blue Chip portfolio, the Nasdaq-100 Index(R) portfolio, the Bristol portfolio and the Bryton Growth portfolio. Each portfolio, except the Nasdaq-100 Index portfolio, is diversified. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation ("ONLAC") and National Security Life and Annuity Company ("NSLAC") to support certain benefits under variable contracts issued by ONLI, ONLAC and NSLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market portfolio, and the Bond portfolio was created. The Omni portfolio was added in 1984, the International portfolio in 1993, the Capital Appreciation and Discovery portfolios in 1994, the International Small Company and Aggressive Growth portfolios in 1995, the Small Cap Growth, Mid Cap Opportunity and S&P 500 Index portfolios in 1997, the Capital Growth, High Income Bond, and Blue Chip portfolios in 1998, the Nasdaq-100 Index portfolio in 2000, and the Bristol and Bryton Growth portfolios in 2002. The investments held by each portfolio are maintained separately from those held by the other portfolios.


The investment and reinvestment of the assets of the Money Market, Bond, S&P 500 Index and Nasdaq-100 Index portfolios, and the fixed-income component of the Omni portfolio, are directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC's home office is at 100 Court Street, Binghamton, New York 13902.

The investment and reinvestment of Equity portfolio assets is managed by Legg Mason Funds Management, Inc. ("Legg Mason") as sub-adviser. The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202.

The investment and reinvestment of International and International Small Company portfolio assets is managed by Federated Global Investment Management Corp. ("Federated Global") as sub-adviser. The principal business address of Federated Global is 175 Water Street, New York, New York 10038.

The investment and reinvestment of Capital Appreciation portfolio assets is managed by Jennison Associates LLC ("Jennison") as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Discovery portfolio assets is managed by Founders Asset Management LLC ("Founders") as sub-adviser. The principal business address of Founders is 2930 East Third Avenue, Denver, Colorado 80206.

The investment and reinvestment of Aggressive Growth portfolio assets is managed by Janus Capital Management LLC ("Janus") as sub-adviser. The principal business address of Janus is 100 Fillmore Street, Denver, Colorado 80206.

The investment and reinvestment of Small Cap Growth portfolio assets is managed by UBS Global Asset Management (New York), Inc. ("UBS Global") as sub-adviser. The principal business address of UBS Global is 51 West 52nd Street, New York, New York 10019.

The investment and reinvestment of Mid Cap Opportunity and Capital Growth portfolio assets is managed by RS Investment Management, L.P. ("RSIM") as sub-adviser. The principal business address of RSIM is 555 California Street, San Francisco, California 94104.

The investment and reinvestment of Bristol and Bryton Growth portfolio assets and the equity component of the Omni portfolio are managed by Suffolk Capital Management, LLC ("Suffolk") as sub-adviser. The principal business address of Suffolk is 1633 Broadway, New York, New York 10019. Suffolk is 81% owned by ONLI's parent, Ohio National Financial Services, Inc.

The investment and reinvestment of High Income Bond and Blue Chip portfolio assets is managed by Federated Investment Counseling ("Federated
Investment") as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.


U.S. Bancorp Fund Services, LLC is the Fund's accounting agent. It is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A. is custodian for those portfolios other than the International and International Small Company portfolios. It is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian for the International and International Small Company portfolios is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.


                                FUND PERFORMANCE

From time to time, we advertise the current yield, average annual total return and cumulative total returns for the portfolios. We might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market portfolio. The Money Market portfolio's yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, one or more of Lehman Brothers Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                      ERV= the ending redeemable value of a hypothetical $1,000
                           beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year periods ending on December 31, 2002, are as stated below:

                                                  One            Five             Ten          From        Inception
                                                  Year           Years           Years        Inception       Date
                                                  ----           ------          -----        ---------     -------
Equity*                                          -18.74%         2.52%           6.00%           N/A       1/14/1971
Money Market                                       1.37%         4.34%           4.44%           N/A       3/20/1980
Bond                                               8.66%         5.70%           6.59%           N/A       11/2/1982
Omni                                             -22.77%        -7.82%           2.27%           N/A       9/10/1984
International*                                   -20.64%        -5.44%            N/A            3.06%      5/3/1993
International Small Company*                     -15.00%        -1.98%            N/A            2.74%     3/31/1995
Capital Appreciation*                            -20.15%         5.37%            N/A            9.64%      5/1/1994
Discovery                                        -32.74%         2.16%            N/A           10.05%      5/1/1994
Aggressive Growth*                               -27.90%       -16.44%            N/A           -6.66%     3/31/1995
Small Cap Growth*                                -29.07%        -4.49%            N/A           -4.26%      1/3/1997
Mid Cap Opportunity                              -25.60%         0.62%            N/A            5.88%      1/3/1997
Capital Growth                                   -42.06%         N/A              N/A            3.22%      5/1/1998
S&P 500 Index                                    -22.63%        -0.21%            N/A            4.52%      1/3/1997
High Income Bond                                   3.98%         N/A              N/A            0.54%      5/1/1998
Blue Chip                                        -19.43%         N/A              N/A           -3.52%      5/1/1998
Nasdaq-100 Index                                 -37.32%         N/A              N/A          -39.91%      5/1/2000
Bristol                                            N/A           N/A              N/A          -21.00%      5/1/2002
Bryton Growth                                      N/A           N/A              N/A          -31.20%      5/1/2002

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 2002 (assuming a hypothetical initial investment of $10,000) were as follows:

                                  Five Years      Ten Years   From Inception


Equity*                              $ 8,802       $17,911       N/A
Money Market                         $12,387       $15,490       N/A
Bond                                 $13,196       $18,928       N/A
Omni                                 $ 6,654       $12,517       N/A
International*                       $ 7,562       N/A           $13,383
International Small Company*         $ 8,156       N/A           $12,332
Capital Appreciation*                $12,985       N/A           $22,190
Discovery                            $11,130       N/A           $22,922
Aggressive Growth*                   $ 4,072       N/A           $ 5,862
Small Cap Growth*                    $ 7,949       N/A           $ 7,704
Mid Cap Opportunity                  $10,314       N/A           $14,087
Capital Growth                       N/A           N/A           $11,451
S&P 500 Index                        $ 9,895       N/A           $13,036
High Income Bond                     N/A           N/A           $10,230
Blue Chip                            N/A           N/A           $ 8,470
Nasdaq-100 Index                     N/A           N/A           $ 2,569
Bristol                              N/A           N/A           $ 7,901
Bryton Growth                        N/A           N/A           $ 6,880

*Prior to January 1, 1999, the sub-adviser of the International and International Small Company portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company portfolio were substantially different. Prior to August 2, 1999, the Equity portfolio was managed by the Adviser. Prior to January 3, 2000, the Capital Appreciation portfolio was managed by T. Rowe Price Associates, Inc. and the Aggressive Growth portfolio was managed by Strong Capital Management, Inc. Prior to May 1, 2002, the equity component of the Omni portfolio was managed by the Adviser. Prior to October 31, 2002, the Small Cap Growth portfolio was managed by Pilgrim Baxter & Associates, Ltd.

PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:

      EQUITY PORTFOLIO - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 2002, the turnover rate for this portfolio was 32%.

      MONEY MARKET PORTFOLIO - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

      BOND PORTFOLIO - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 17% in 2002.

      OMNI PORTFOLIO - The portfolio turnover rate will vary from time to time but generally is not expected to exceed 150% annually. The turnover rate for this portfolio was 148% in 2002.

      INTERNATIONAL PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 85% in 2002.

      CAPITAL APPRECIATION PORTFOLIO - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 96% in 2002.

      DISCOVERY PORTFOLIO - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 128% in 2002.

      INTERNATIONAL SMALL COMPANY PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 92% in 2002.

      AGGRESSIVE GROWTH PORTFOLIO - The securities of this portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in excess of 100% annually. The turnover rate for this portfolio was 108% in 2002.

      SMALL CAP GROWTH PORTFOLIO - This portfolio is actively managed and its annual turnover rate may exceed 150%. The turnover rate for this portfolio was 285% in 2002.

      MID CAP OPPORTUNITY PORTFOLIO - RSIM exercises "sell" disciplines. A stock held in this portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this portfolio invests may be more volatile than those of larger companies. As a result, the portfolio's annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 385% in 2002.

      S&P 500 INDEX PORTFOLIO - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 15% in 2002.

      CAPITAL GROWTH PORTFOLIO - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 160% in 2002.

      HIGH INCOME BOND PORTFOLIO - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 46% in 2002.

      BLUE CHIP PORTFOLIO - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 22% in 2002.

      NASDAQ 100 INDEX PORTFOLIO. Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 103% in 2002.

      BRISTOL PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 98% in 2002.

      BRYTON GROWTH PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 38% in 2002.


                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market portfolio and the Omni portfolio, to the extent it invests in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. GOVERNMENT OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      CERTIFICATES OF DEPOSIT - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      BANKERS' ACCEPTANCES - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      COMMERCIAL PAPER - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      CORPORATE OBLIGATIONS - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      REPURCHASE AGREEMENTS - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market, Bond and Omni portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond and Blue Chip portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond and Blue Chip portfolios) will not:
      l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq 100 Index portfolio and it only applies as to 75% of the Equity portfolio's assets);

      2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq-100 Index portfolio);

      4. invest more than 15% of the value of its assets (10% in the case of the Money Market, Bond and Omni portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      5. other than the Mid Cap Opportunity and Capital Growth portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Mid Cap Opportunity and Capital Growth portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;

      6. purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below,
            (b) the S&P 500 Index portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq-100 Index portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index;

      7. other than the S&P 500 Index portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

      8. invest in securities of foreign issuers except that (a) each of the Bond, Omni, Small Cap Growth, Mid Cap Opportunity, S&P 500 Index, Bristol and Bryton Growth portfolios may (i) invest up to l5% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Discovery and Capital Growth portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, and (d) each of the Equity and Nasdaq-100 Index portfolios may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

      10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. No more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Mid Cap Opportunity portfolio may sell securities short;

      13. as to the Money Market, Bond and Omni portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

      14. purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond and Blue Chip portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.

Under normal market conditions, at least 80% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. The Board of Directors has determined that each of State Street Bank and Trust Company and Bankers Trust Company has established a system to monitor the appropriateness of the Fund's assets held in foreign countries. The Board has delegated to State Street Bank and to Bankers Trust the selection of foreign custodians for the Fund's assets that are held outside the United States. In so doing the Board requires that these delegates determine that the Fund's assets will be subject to reasonable care based on the standards applying to custodians in the relevant markets after considering all factors related to the safekeeping of such assets.

CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio may not:

        C.A.1. Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

        C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

        C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

        C.A.4. Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio's total assets;
                (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

        C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

        C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

        C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

        C.A.9. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

        With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

        With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

        For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

        For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

        C.A.11. Invest in companies for the purpose of exercising management or control;

        C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value;

        C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

        C.A.14. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

        C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

        C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

        C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

        C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

        C.A.19. Effect short sales of securities;

        C.A.20. Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

        C.A.21. Invest more than 25% of the portfolio's total assets (excluding reserves) in foreign securities.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio:

        A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

        A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

        A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

        A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        A.G.6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

        A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        A.G.9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

        A.G.10. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

        A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

        A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

        A.G.13. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

        A.G.14. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the portfolio's net assets.

                In addition, (i) the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the portfolio and which are being held will not exceed 20% of the portfolio's net assets; and (iii) the portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

        A.G.15. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

        A.G.16. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

        A.G.17. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.

INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restriction 7, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help the Fund to gain exposure or to protect itself from changes in market values. For example, the Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

FUTURES CONTRACTS

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time the Fund enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). The Fund, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, the Fund may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Fund also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to the Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

HYBRID INSTRUMENTS

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors and collars.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets. The Money Market portfolio does not engage in these transactions.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is responsible for overseeing the management of all the Fund's portfolios. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:

                                   Director or        Position with                Principal Occupation
Name and address          Age      Officer Since      the Fund                     during past five years
----------------          ---      -------------      -------------                ----------------------

Independent Directors --

James E. Bushman           58       March 2000        Director,                    Director, President & CEO, Cast-Fab
3040 Forrer Street                                    Member of Audit              Technologies, Inc.; Director, The Midland
Cincinnati, Ohio                                      and Independent              Company, Hilltop Basic Resources, Inc.,
                                                      Directors Committees         Littleford Group, Inc., Portman Equipment
                                                                                   Co., Rotex, Inc., Steinhauser Printing Co.,
                                                                                   Ante Investments, Inc., Carlisle Construction
                                                                                   Co. Inc., EGC Construction Co. Inc., Factory
                                                                                   Power Co. and Security Systems Equipment Corp.

Joseph A. Campanella       60       May 2002          Director, Member of          Retired. Until 2001 was Executive Vice President,
7473 Pinehurst Drive                                  Audit and Independent        Community Banking Div., Firstar Bank, N.A.;
Cincinnati, Ohio                                      Directors Committees         Director of Ohio Savings Bank; Trustee of
                                                                                   University of Cincinnati College of Nursing.


Ross Love                  57       March 1977        Director,                    Director, President & CEO, Blue Chip Enterprises
615 Windings Way                                      Member of Audit              Ltd.; Trustee, Health Alliance of Greater
Cincinnati, Ohio                                      and Independent              Cincinnati; Director, Partnership for a
                                                                                   Drug Free America (Chairman of African-American
                                                                                   Task Force); Advisory Board, Syracuse
                                                                                   University School of Management; Director,
                                                                                   Association of National Advertisers.

George M. Vredeveld        60       March 1996        Directors Committees         Professor of Economics, University
University of Cincinnati                              Director, Member             of Cincinnati; Director of Center for
P.O. Box 210223                                       of Audit and                 Economic Education; Private Consultant;
Cincinnati, Ohio                                      Independent                  Director of Benchmark Savings Bank.
                                                      Directors Committees


Interested Director and Officers --


John J. Palmer             64       July 1997         President and                Director and Vice Chairman, ONLI;
One Financial Way                                     Director                     Director of the Adviser;
Cincinnati, Ohio                                                                   Director and CEO of NSLAC.


Ronald L. Benedict         61       March 1975        Secretary                    Corporate Vice President, Counsel and
One Financial Way                                                                  Secretary, ONLI; Secretary of
Cincinnati, Ohio                                                                   the Adviser; Director of the Fund until
                                                                                   2002.

William C. Price           40       March 2003        AML Principal                Vice President & Counsel, ONLI;
One Financial Way                                     Compliance Officer           prior to January 2001 was a partner and
Cincinnati, Ohio                                                                   co-chairman of the litigation department
                                                                                   of Wood & Lamping, attorneys at law.

Maureen K. Kiefer          34       March 2001        Compliance Director and      Prior to January 2001 was mutual fund
                                                      Assistant Treasurer          assistant for the Adviser.

Thomas A. Barefield       50      February 1998          Vice President               Senior Vice President, Institutional Sales,
One Financial Way                                                                     ONLI; Prior to November 1997 was Senior
Cincinnati, Ohio                                                                      Vice President of Life Insurance Company
                                                                                      of Virginia

Michael A. Boedeker       60      March 1992              Vice President              Senior Vice President, Investments, ONLI;
One Financial Way                                                                     Vice President and Director of
Cincinnati, Ohio                                                                      the Adviser

Christopher A. Carlson    44      March 2000              Vice President              Senior Vice President, Investments, ONLI;
One Financial Way                                                                     President and Director of the Adviser
Cincinnati, Ohio

Dennis R. Taney           55      December 1993           Treasurer                   Assistant Vice President, Mutual Fund
One Financial Way                                                                     Operations, ONLI; Treasurer of the
Cincinnati, Ohio                                                                      Adviser


All directors and officers of the Fund hold similar positions with Dow Target Variable Fund LLC ("Dow Target"), another investment company sponsored by ONLI and managed by the Adviser. The "Fund Complex" consists of the Fund and Dow Target. Until November 8, 2002, the Fund Complex also included ONE Fund, Inc., an investment company sponsored by ONLI and managed by the Adviser. The Board oversees the entire Fund Complex which now consists of 26 portfolios. None of the directors owns shares of the Fund. All Fund shares are owned by separate accounts of ONLI, ONLAC and NSLAC.

COMMITTEES OF THE BOARD

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board's Independent Directors Committee. The Independent Directors Committee meets periodically with their own independent legal counsel to review matters of Fund governance. They also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee met four times in 2002. All four of its members were present at all four meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.


     The Independent Directors also constitute the Board's Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund's independent auditors. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002. The Audit Committee meets at least twice a year with the independent auditors to review the results of the auditing engagement and to discuss the independent auditors' audit plan for the next ensuing year-end audit of the Fund's financial reports. The Audit Committee met three times in 2002. All four members attended those meetings. Dr. Vredeveld attended one of the meetings telephonically.


COMPENSATION OF DIRECTORS

Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 2002:

Compensation                               Aggregate Compensation                           Total
Director                                      From the Fund                           From Fund Complex*
--------                                      -------------                           ------------------
James E. Bushman                                 $ 21,500                                    $24,300
Joseph A. Campanella                               21,500                                     24,300
Ross Love                                          21,500                                     24,300
George M. Vredeveld                                21,500                                     24,300

Directors and officers of the Fund who are affiliated with the Adviser, ONLI, ONLAC or NSLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.


SHAREHOLDERS' MEETINGS

The Fund's by-laws do not require that shareholders meetings need be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, High Income Bond, Blue Chip, Bristol and Bryton Growth Portfolios, and the equity component of the Omni portfolio, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, UBS Global, RSIM, Federated Investment, or Suffolk, as the case may be.


The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with U.S. Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

(a) for each of the Bond and Omni portfolios, 0.60% of the first $100 million of each portfolio's average daily net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

(b) for the Money Market portfolio, 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

(c) for the International, Capital Growth and Blue Chip portfolios, 0.90% of each portfolio's average daily net assets;

(d) for the Capital Appreciation, Discovery and Aggressive Growth portfolios, 0.80% of each portfolio's average daily net assets,

(e) for the Small Cap Growth portfolio, 0.95% of the first $150 million of average daily net assets, and 0.80% of average daily net assets over $150 million;

(f) for the Mid Cap Opportunity portfolio, 0.85% of the first $200 million of average daily net assets, and 0.80% of average daily net assets over $200 million,

(g) for the S&P 500 Index portfolio, 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

(h) for the High Income Bond and Nasdaq-100 Index portfolios, 0.75% of each portfolio's average daily net assets;

(i) for the International Small Company portfolio, 1.00% of the first $100 million of average daily net assets and 0.90% of average daily net assets over $100 million;

(j) for the Equity portfolio, 0.80% of the first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million;

(k) for the Bristol portfolio, 0.80% of the first $100 million of average daily net assets, 0.75% of the next $400 million, and 0.70% of average daily net assets over $500 million, and

(l) for the Bryton Growth portfolio, 0.85% of the first $100 million of average daily net assets, 0.80% of the next $400 million, and 0.75% of average daily net assets over $500 million.

However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%; as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%; and as to the Nasdaq-100 Index portfolio, the Adviser is presently waiving any of its fees in excess of 0.40%.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, High Income Bond, Blue Chip, Bristol and Bryton Growth portfolios, and the equity component of the Omni portfolio, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Federated Global, Jennison, Founders, Janus, UBS Global, RSIM, Federated Investment and Suffolk, as the case may be, to manage the investment and reinvestment of those portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

(a) Federated Global fees at the annual rate of

        (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation portfolio;

(c) Founders a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Discovery portfolio;

(d) Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth portfolio;

(e) UBS Global a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Small Cap Growth portfolio;

(f) RSIM fees at an annual rate of

        (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Mid Cap Opportunity portfolio, and

        (ii) 0.64% of the first $100 million, 0.60% of the next $100 million and 0.55% of average daily net assets in excess of $200 million of the Capital Growth portfolio;

(g) Suffolk fees at an annual rate of

        (i) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol portfolio,

        (ii) 0.50% of the first $100 million, 0.45% of the next $400 million, an 0.40% of average daily net assets in excess of $500 million of the Bryton Growth portfolio, and

        (iii) 0.30% of the first $100 million, 0.25% of the next %150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion, and 0.125% of average daily net assets in excess of $2 billion of the Omni portfolio;

(h) Federated Investment fees at an annual rate of

        (i) 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        (ii) 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of the Blue Chip portfolio;

(i) Legg Mason a fee at an annual rate of 0.45% of the first $500 million and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio.

The following investment advisory fees from each of the Fund's portfolios were paid to the Adviser for each of the indicated years, ending December 31*:


                                      2002            2001            2000
                                      ----            ----            ----
      Equity                       $2,355,569      $2,764,653     $2,685,082
      Money Market(a)                 504,480         277,385        200,912
      Bond                            427,157         252,168        153,509
      Omni                            439,442         643,249        923,432
      International(a)                594,304         828,858      1,419,725
      Capital Appreciation            807,341         723,968        494,220
      Discovery                       761,638       1,008,138      1,483,802
      International Small Company     176,843         231,072        384,635
      Aggressive Growth               118,062         147,379        208,920
      Small Cap Growth                143,290         214,860        395,068
      Mid Cap Opportunity             685,001         912,586      1,037,491
      S&P 500 Index                   607,550         721,747        808,566
      Capital Growth                  243,414         327,116        356,203
      High Income Bond(a)             123,851         118,384        102,652
      Blue Chip                        96,993          82,900         53,570
      Nasdaq-100 Index(a)(b)           59,273          35,091         31,286
      Bristol(a)(b)                    15,155             N/A            N/A
      Bryton Growth(a)(b)              14,609             N/A            N/A
                                   ----------     -----------    -----------
          Total                    $8,173,972      $9,376,301    $10,812,432




  (a) For the Money Market portfolio, an additional $50,000, $47,168, and $33,485 was earned but waived in 2002, 2001 and 2000, respectively, as described above. For the International portfolio, an additional $33,017, $48,756, and $85,963 was earned but waived in 2002, 2001 and 2000 as described above. For the Nasdaq-100 Index portfolio, an additional $31,612 and $24,378 was earned but waived in 2002 and 2001 as described above.



  (b) The Nasdaq-100 Index portfolio commenced operations on May 1, 2000. The Bristol and Bryton Growth portfolios commenced operations on May 1, 2002.



The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. During 2002, the Adviser reimbursed the High Income Bond, Bristol and Bryton Growth portfolios $4,485, $2,268 and $3,565, respectively for such excess expenses. No such amounts were paid to any portfolio in 2001 or 2000.


Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

                                                                                        Board of
                                                                                        Directors          Shareholders
                                                                                        ---------          ------------

Equity (Investment Advisory and Service)                                                01-24-1996          03-28-1996
Equity (Sub-Advisory)                                                                   05-20-1999          07-22-1999
Money Market                                                                            01-24-1996          03-28-1996
Bond                                                                                    01-24-1996          03-28-1996
Omni (Investment Advisory and Service)                                                  01-24-1996          03-28-1996
Omni (Sub-Advisory)                                                                     03-20-2002          04-30-2002
International (Investment Advisory and Service)                                         01-24-1996          03-28-1996
International (Sub-Advisory)                                                            12-09-1998          04-05-1999
Capital Appreciation (Investment Advisory and Service)                                  01-24-1996          03-28-1996
Capital Appreciation (Sub-Advisory)                                                     11-02-1999          04-03-2000
Discovery (Investment Advisory and Service)                                             01-24-1996          03-28-1996
Discovery (Sub-Advisory)                                                                11-19-1997          02-17-1998
International Small Company (Investment Advisory and Service)                           01-24-1996          03-28-1996
International Small Company (Sub-Advisory)                                              12-09-1998          04-05-1999
Aggressive Growth (Investment Advisory and Service)                                     01-24-1996          03-28-1996
Aggressive Growth (Sub-Advisory)                                                        11-07-2001          03-27-2002
Small Cap Growth (Investment Advisory and Service)                                      08-22-1996          01-02-1997
Small Cap Growth (Sub-Advisory)                                                         08-28-2002             N/A
Mid Cap Opportunity (Investment Advisory and Service)                                   08-22-1996          01-02-1997
Mid Cap Opportunity (Sub-Advisory)                                                      02-24-1999          04-05-1999
S&P 500 Index                                                                           08-22-1996          01-02-1997
Capital Growth (Investment Advisory and Service)                                        02-11-1998          04-30-1998
Capital Growth (Sub-Advisory)                                                           02-24-1999          04-05-1999
High Income Bond                                                                        02-11-1998          04-30-1998
Blue Chip                                                                               02-11-1998          04-30-1998
Nasdaq-100 Index                                                                        03-08-2000          05-01-2000
Bristol                                                                                 03-20-2002          04-30-2002
Bryton Growth                                                                           03-20-2002          04-30-2002

These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Fund's Board of Directors reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. This normally takes place at the Board's August meeting. In reviewing the agreements, the Board considers the quality of services provided by the Adviser and each subadviser, the charges for those services, investment performance, and comparisons of the charges and performance with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as profits to the Adviser, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which portfolio securities are purchased and sold. Before the meeting at which the agreements are considered for adoption or continuance, the directors request information from the Adviser, and the Adviser furnishes such information, relative to these factors. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.

The Securities and Exchange Commission has issued an order permitting the Adviser, subject to the Fund Board's approval and oversight, to enter into, materially amend and terminate subadvisory agreements (other than with affiliated subadvisors). The shareholders of each portfolio have approved this arrangement for subadvisory agreements entered into after April 30, 2002.

CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes restrict employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities that may be purchased or held by the Fund.


                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Money Market, Bond, S&P 500 Index and Nasdaq 100 Index portfolios, and the fixed-income component of the Omni portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

The Board of Directors has authorized the Adviser and sub-advisers, in their discretion and consistent with best execution and the best interests of the applicable portfolio, to effect securities transactions through Lynch, Jones & Ryan, Inc. (a subsidiary of Instinet Corp.) for the purpose of recapturing a portion of the normal negotiated brokerage commissions, or fixed income spreads, as an alternative to receiving research or other soft dollar credits. The amounts of any recaptured commissions or spreads are negotiated. They have the effect of reducing the applicable portfolio's operating expenses.

For each of the indicated years, ending on December 3l, the following brokerage commission amounts were paid by each portfolio:


                                   2002          2001         2000
                                   ----          ----         ----
Equity                            $459,807    $  331,955    $209,185
Money Market                          None          None        None
Bond                                  None          None        None
Omni                               337,900       321,697     298,775
International                      263,000       760,894   1,653,000
Capital Appreciation               482,223       438,634     638,186
Discovery                          463,878       139,125     175,942
International Small Company         97,000       272,573     539,000
Aggressive Growth                   32,834        34,833      43,694
Small Cap Growth                   128,552        39,341      39,183
Mid Cap Opportunity              1,154,100     1,080,342     172,737
S&P 500 Index                       52,033        25,316      32,675
Capital Growth                     189,415        65,250      32,980
High Income Bond                      None          None        None

Blue Chip                 8,999              10,241            7,389
Nasdaq-100 Index         20,021               9,480            2,411
Bristol                  14,046                 N/A              N/A
Bryton Growth            16,331                 N/A              N/A
                     ----------          ----------       ----------
Total                $3,720,139          $3,554,610       $3,858,284

In 2002, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market portfolio is normally $l0 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.


Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4:00 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4:00 p.m. Eastern time.


The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, J.J. Kenney and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l0 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni portfolio and of those portfolios other than the Money Market portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni portfolio, to maintain a dollar-weighted average maturity of not more than l20 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l0 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l0 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l0. ONLI and ONLAC, the sole shareholders of the Money Market portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market portfolio will be bound by such agreement.


                                   TAX STATUS
At December 3l, 2002 the Fund and each portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under
Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

                              INDEPENDENT AUDITORS


For the fiscal year ended December 31, 2002, KPMG LLP, independent certified public accountants with offices at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, served as independent auditors for the Fund. KPMG LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.


                              FINANCIAL STATEMENTS

The Fund's Annual Report to shareholders for the fiscal year ended December 31, 2002 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing.

                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.


                                THE S&P 500 INDEX(R)

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              THE NASDAQ-100 INDEX(R)

The Nasdaq-100 Index(R) portfolio is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates). The Nasdaq Stock Market, Inc. and its affiliates are referred to herein as "Nasdaq." Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-100 Index portfolio. Nasdaq makes no representation or warranty, express or implied to investors in the portfolio or any member of the public regarding the advisability of investing in securities generally or the portfolio particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. Nasdaq's only relationship to the Adviser (the licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of Nasdaq and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Adviser or the portfolio. Nasdaq has no obligation to take the needs of the Adviser or investors in the portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. Nasdaq has no liability in connection with the administration, marketing or trading of the portfolio.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS IN THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX

DEBT SECURITY RATINGS

The Commission has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:
-----

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

Commercial Paper:
----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:
-----

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Commercial Paper
----------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds
-----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD and D      Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

                            OHIO NATIONAL FUND, INC.

                                    Form N-1A


                                     PART C.


                                OTHER INFORMATION

FINANCIAL STATEMENTS AND EXHIBITS


The following audited financial statements are included by reference in Part B of this registration statement:


              Statements of Assets and Liabilities as of December 31, 2002

              Statements of Operations for the Year or Period Ended December 31, 2002

              Statements of Changes in Net Assets for the Years or Periods Ended December 31, 2002 and 2001

              Schedule of Investments at December 31, 2002 -- Equity Portfolio

              Schedule of Investments at December 31, 2002 -- Money Market Portfolio

              Schedule of Investments at December 31, 2002 -- Bond Portfolio

              Schedule of Investments at December 31, 2002 -- Omni Portfolio

              Schedule of Investments at December 31, 2002 -- International Portfolio

              Schedule of Investments at December 31, 2002 -- Capital Appreciation Portfolio

              Schedule of Investments at December 31, 2002 -- Discovery (formerly Small Cap) Portfolio

              Schedule of Investments at December 31, 2002 -- International Small Company Portfolio

              Schedule of Investments at December 31, 2002 -- Aggressive Growth Portfolio


              Schedule of Investments at December 31, 2002 -- Small Cap Growth (formerly Core Growth) Portfolio



              Schedule of Investments at December 31, 2002 -- Growth & Income (now named Mid Cap Opportunity) Portfolio


              Schedule of Investments at December 31, 2002 -- S&P 500 Index Portfolio

              Schedule of Investments at December 31, 2002 -- High Income Bond Portfolio

              Schedule of Investments at December 31, 2002 -- Blue Chip
              Portfolio

              Schedule of Investments at December 31, 2002 -- Capital Growth Portfolio

              Schedule of Investments at December 31, 2002 -- Nasdaq-100 Index Portfolio

              Schedule of Investments at December 31, 2002 -- Bristol Portfolio

              Schedule of Investments at December 31, 2002 -- Bryton Growth Portfolio


              Notes to Financial Statements for December 31, 2002


              Independent Auditors' Report of KPMG LLP dated February 18, 2003

The following audited financial information is included in Part A of this registration statement:

              Financial Highlights (Five years ended December 31, 2002)

Written Consents of the Following Persons:


              KPMG LLP


              Ronald L. Benedict, Esq. as Legal Counsel to the Registrant

              Jones & Blouch L.L.P. as Legal Counsel to the Registrant

Exhibits:

(d)(4) Subadvisory Agreement dated November 1, 2002 (for the Small Cap Growth portfolio) between Ohio National Investments, Inc. and UBS Global Asset Management (New York), Inc.

All other relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

              (a) Articles of Incorporation of the Registrant (amended as of November 2, 1982) were filed as Exhibit (1) of the Registrant's Form N-1, Post-effective Amendment No. 6, on August 3, 1982.

              (a)(1) Articles Supplementary of the Registrant, effective December 30, 1992, were filed as Exhibit (1)(a) of the Registrant's Form N-1A, Post-effective amendment No. 21, on February 26, 1993.

              (a)(2) Articles Supplementary of the Registrant, effective March 1, 1994, were filed as Exhibit (1)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 24, on March 2, 1994.

              (a)(3) Articles Supplementary of the Registrant, effective December 15, 1994 were filed as Exhibit (1)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.


              (a)(4) Articles Supplementary of the Registrant, effective September 16, 1996 were filed as Exhibit (1)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (a)(5) Articles Supplementary of the Registrant, effective March 17, 1998, were filed as Exhibit (1)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 36, on April 24, 1998.

              (b) By-laws of the Registrant (as amended March 16, 1989) were filed as Exhibit (2) of the Registrant's Form N-1A, Post-effective Amendment No. 17, on March 27, 1989.

              (c)(1) Specimen of certificated securities of the Registrant's International Portfolio was filed as Exhibit (4) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (c)(2) Specimen of certificated securities of the Registrant's Capital Appreciation Portfolio was filed as Exhibit
                        (4)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(3) Specimen of certificated securities of the Registrant's Small Cap Portfolio was filed as Exhibit (4)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(4) Specimens of certificated securities of the Registrant's Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (4)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (c)(5) Specimens of certificated securities of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios were filed as Exhibit no. (4)(d) of the Registrant's Form N-1A, Post-effective Amendment no.
                        32, on October 21, 1996.

              (c)(6) Specimen of certificated securities of the Registrant's Nasdaq 100 Index portfolio was filed as Exhibit (c)(6) of the Registrant's Form N-1A, Post-effective
                        Amendment no. 39, on February 4, 2000.

              (d) Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 1, 1996, and Schedule A, thereto effective May 1, 1998, was filed as Exhibit (5)(a)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998.

               (d)(1) Sub-Advisory Agreement (for the Capital Appreciation portfolio) between Ohio National Investments, Inc. and Jennison Associates LLC dated January 3, 2000 was filed as Exhibit (d)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (d)(2) Sub-Advisory Agreement dated April 1, 1998 (for the Small Cap Portfolio) between Ohio National Investments, Inc. and Founders Asset Management LLC was filed as Exhibit (5)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998 with an amendment filed as Exhibit (d)(2)(i) under Post-effective Amendment no. 37 on February 25, 1999.

              (d)(3) Sub-Advisory Agreement (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Management LLC dated April 3, 2002 was filed as Exhibit (d)(3) of the Registrant's Form N-1A, Post-effective Amendment No. 43, on April 12, 2002.


              (d)(4) Sub-Advisory Agreement dated November 1, 2002 (for the Small Cap Growth Portfolio) between Ohio National Investments, Inc. and UBS Global Asset Management (New
                        York), Inc. was filed as Exhibit (d)(4) of the Registrant's Form N-1A, Post-effective Amendment No. 44 on February 28, 2003.


              (d)(5) Subadvisory Agreement dated May 1, 2002, (for the Omni, Bristol and Bryton Growth portfolios) between Ohio National Investments, Inc. and Suffolk Capital Management, LLC was filed as Exhibit (d)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 43 on April 12, 2002.


              (d)(6) Sub-Advisory Agreement dated May 1, 1998 (for the High Income Bond, Equity Income and Blue Chip Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (5)(j) of the Registrant's Form N-1A Post-effective Amendment no. 35 on February 13, 1998.

              (d)(7) Subadvisory Agreement (for the International and International Small Company Portfolios) between Ohio National Investments, Inc. and Federated Global Research Corp. was filed as Exhibit (d)(7) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.
              (d)(8) Subadvisory Agreement (for the Growth & Income and Capital Growth Portfolios) between Ohio National Investments, Inc. and Robertson Stephens Investment Management, L.P. was filed as Exhibit no. (d)(8) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.


              (g) Custody Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (8) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (g)(1) Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993, and the First Amendment thereto (adding the Global Contrarian Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit
                        (8)(a)(i) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (h)(1) Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit no. (h)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

              (h)(2) Transfer Agency Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit no. (h)(2) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

              (h)(3) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 31, 1996.

              (h)(4) Master Repurchase Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (9)(c) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(5) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant's Form N-1A, Post-effective Amendment No. 23, on October 29, 1993.

              (h)(6) Joint Insured Agreement among the Registrant, ONE Fund, Inc., Dow Target Variable Fund LLC and Ohio National Investments, Inc. was filed as Exhibit no. (h)(6) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (i)(1) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's International Portfolio was filed as Exhibit (10) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (i)(2) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios was filed as Exhibit (10)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (i)(3) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit no. (10)(b) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (i)(4) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (10)(c) of the Registrant's Form N-1A, Post-Effective Amendment no. 36 on April 24, 1998.

              (i)(5) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Nasdaq-100 Index portfolio was filed as Exhibit (i)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (j)(1) Investment letter for the initial subscription of capital stock of the Registrant's International Portfolio was filed as Exhibit (13) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993.

              (j)(2) Investment letters for the initial subscriptions of capital stock of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (13)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (j)(3) Investment letter for the initial subscription of stock of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit
                        (13)(b) of the Registrant's Form N-1A Post-effective Amendment no. 33, on April 25, 1997.



              (j)(4) Investment letter for the initial subscription of stock of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (13)(c) of the Registrant's Form N-1A Post-Effective Amendment no. 36 on April 24, 1998.

              (j)(5) Investment letter for the initial subscription of stock of the Registrant's Nasdaq-100 Index portfolio was filed as Exhibit (j)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (p) Registrant's Code of Ethics was filed as Exhibit (p) of the Registrant's Form N-1A, Post-effective Amendment No. 40, on April 26, 2000.

PERSONS UNDER COMMON CONTROL WITH REGISTRANT
The Registrant is an affiliate of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                                     Jurisdiction                % Owned
The Ohio National Life Insurance Company                     Ohio                     100%

OnFlight, Inc.                                               Ohio                     100%
(aviation)

ON Global Holdings, Inc.                                     Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                           Connecticut               51%
(investment adviser)

SMON Holdings, Inc.                                          Delaware                  50%
(insurance holding company)

Suffolk Capital Management LLC                               Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation                     Ohio                     100%

Ohio National Equities, Inc.                                 Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                              Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                                Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                                        Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                                     Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                                 Ohio                     100%
(registered investment company)


The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                           Ohio                     100%
(investment adviser)

Ohio National Insurance Agency, Inc.                         Indiana                  100%

Ohio National Insurance Agency of Alabama, Inc.              Alabama                  100%

Ohio National Insurance Agency of Massachusetts, Inc.        Massachusetts            100%

Ohio National Insurance Agency of North Carolina, Inc.       North Carolina           100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.

INDEMNIFICATION

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISERS

Information related to the Registrant's investment adviser (Ohio National Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant's portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser                          File No.
--------------------------------                          --------

Ohio National Investments, Inc.                           801-51396

Federated Global Investment Management Corp.              801-49470

Federated Investment Counseling                           801-34611

Jennison Associates LLC                                   801-05608

Founders Asset Management LLC                             801-55220

Janus Capital Management LLC                              801-13991


RS Investment Management Co. LLC                          801-29888

Legg Mason Funds Management, Inc.                         801-16958

Suffolk Capital Management, LLC                           801-60808

UBS Global Asset Management (New York), Inc.              801-08957

PRINCIPAL UNDERWRITERS

Not Applicable


LOCATION OF ACCOUNTS AND RECORDS

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)           Journals and other records of original entry:

                 For those portfolios other than the International and International Small Company Portfolios:

                 U.S. Bank, N.A.
                 425 Walnut Street
                 Cincinnati, Ohio  45202

              and

                 U.S. Bancorp Fund Services ("Fund Services")
                 615 East Michigan Street
                 Milwaukee, Wisconsin 53202

                 For the International and International Small Company
                 Portfolios:


                 State Street Bank and Trust Company
                 ("State Street")
                 801 Pennsylvania Street
                 Kansas City, Missouri  64105

(b)           General and auxiliary ledgers:

                 Fund Services and State Street

(c)           Securities records for portfolio securities:

                 Fund Services and State Street

(d)           Corporate charter (Articles of Incorporation), By-Laws and Minute
              Books:

                 Ronald L. Benedict, Secretary
                 Ohio National Fund, Inc.
                 One Financial Way
                 Montgomery, Ohio  45242

(e)           Records of brokerage orders:

                 The Adviser

(f)           Records of other portfolio transactions:

                 The Adviser

(g)           Records of options:

                 The Adviser

(h)           Records of trial balances:

                 Fund Services and The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

                 The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

                 The Adviser

(k)           Files of advisory materials

                 The Adviser


MANAGEMENT SERVICES

Not Applicable


UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Ohio National Fund, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 22nd day of April, 2003.


                                       OHIO NATIONAL FUND, INC.


                                       By   /s/John J. Palmer
                                         ------------------------------
                                         John J. Palmer, President


Attest   /s/Ronald L. Benedict
       --------------------------------
          Ronald L. Benedict, Secretary


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                         Title                                      Date
---------                         -----                                      ----
/s/John J. Palmer
-------------------------          President and Director                April 22, 2003
John J. Palmer                    (Principal Executive Officer)


/s/Dennis R. Taney
-------------------------         Treasurer (Principal Financial         April 22, 2003
Dennis R. Taney                   and Accounting Officer)


/s/Joseph A. Campanella
-------------------------         Director                               April 22, 2003
Joseph A. Campanella


/s/James E. Bushman
-------------------------         Director                               April 22, 2003
James E. Bushman


/s/Ross Love
-------------------------         Director                               April 22, 2003
Ross Love


/s/George M. Vredeveld
-------------------------         Director                               April 22, 2003
George M. Vredeveld

                         INDEX OF CONSENTS AND EXHIBITS

                                                                                          Page Number in
Exhibit                                                                                Sequential Numbering
Number               Description                                                       System Where Located
------               -----------                                                       --------------------
                     Consent of KPMG LLP

                     Consent of Ronald L. Benedict, Esq.

                     Consent of Jones & Blouch L.L.P.

                                    CONSENTS

                          INDEPENDENT AUDITORS' CONSENT






The Board of Directors of
     Ohio National Fund, Inc.:



We consent to the use of our report for the Ohio National Fund, Inc. dated February 18, 2003, incorporated by reference herein, and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information included herein.





/s/ KPMG LLP
Columbus, Ohio
April 22, 2003

                                  [Letterhead]


                                                               April 22, 2003


The Board of Directors
Ohio National Fund, Inc.
One Financial Way
Montgomery, Ohio 45242


Re: Ohio National Fund, Inc. Registration Statement
        File Nos. 2-67464  and 811-3015
        Post-effective Amendment no. 45


Ladies and Gentlemen:

As required by paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the registrant has certified that the above-captioned post-effective amendment to the registrant's Form N-1A meets all the requirements for effectiveness pursuant to Paragraph (b) of that Rule. Having reviewed this amendment, the undersigned legal counsel to the registrant hereby confirms that the amendment does not contain any material that would render it ineligible to become effective pursuant to paragraph (b).

The amendment is being made to up-date financial date, conform the prospectus and Statement of Additional Information to changes requested by our reviewer, Rebecca A. Marquigny, Esq., and make other nonmaterial changes.

The undersigned hereby consents to the use of my name under the caption of "Legal Counsel" in the registration statement on Form N-lA of the above captioned registrant.


                                                  Sincerely,

                                                  /s/ Ronald L. Benedict
                                                  ----------------------
                                                  Ronald L. Benedict
                                                  Secretary and Legal Counsel

RLB/nh

                             Jones & Blouch  L.L.P.
                                 Suite 410-East
                        1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                               April 22, 2003


Board of Directors
Ohio National Fund, Inc.
One Financial Way
Cincinnati, OH 45242

    Re:   Ohio National Fund, Inc.
          Registration Statement on Form N-1A
          File No. 2-67464
          -----------------------------------

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 45 under the Securities Act of 1933 to the Registration Statement for Ohio National Fund, Inc. (File No. 2-67464).


                                        Very truly yours,

                                        /s/ JONES & BLOUCH L.L.P.
                                            --------------------
                                            Jones & Blouch L.L.P.